UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2023

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Annual Report • 2023

February 2, 2024

Dear Shareholder,

It was a great year to be invested in stocks and bonds. All of our stock Funds posted double-digit returns for 2023, and our growth-oriented offerings were the best of the lot. The Parnassus Mid Cap Growth Fund gained 36% for the year, while the Parnassus Growth Equity Fund finished with an eye-popping 45% return. Rounding out the top three performers with a 25% gain is our flagship Parnassus Core Equity Fund, which is a large cap strategy that includes growth and value stocks. Our other two stock Funds, the Parnassus Value Equity Fund and the Parnassus Mid Cap Fund, posted healthy gains of 14% and 13%, respectively. Finally, the Parnassus Fixed Income Fund returned 7% for the year, which is a notable outcome for a fixed income fund.

In the reports that follow, you will find detailed commentary on all six of our Funds. This includes retrospectives on last year’s performance, as well as outlooks for the coming year. After the Fund reports, you can find our Responsible Investing Notes, which reflect on our team’s 2023 active ownership activities and our stewardship priorities for 2024.

New Portfolio Manager Assignment

On January 1, 2024, Parnassus veteran Ian Sexsmith became the third portfolio manager (“PM”) for the Parnassus Mid Cap Fund, joining veteran PMs Matt Gershuny and Lori Keith, who have managed the Fund since 2008. Mr. Sexsmith started at Parnassus as a senior analyst in 2011 and has been a portfolio manager for the Parnassus Mid Cap Growth Fund since 2013. While the investment strategy will remain consistent with its core mid cap objectives, we believe Ian’s growth-oriented style of investing will provide a nice complement to the more conservative approach of Mr. Gershuny and Ms. Keith.

New Team Members

We welcomed two new employees to Parnassus in the fourth quarter. Jean Lu joined us as Managing Director, Research Team Strategy. In this newly created leadership role, Ms. Lu is responsible for overseeing the firm’s investment research team. Jean reports directly to me and will work in close partnership with Chief Investment Officer Todd Ahlsten.

Ms. Lu brings over 15 years of investment experience with her. Prior to joining Parnassus, Jean was a Managing Director and Chief Investment Officer for Cambridge Associates’ outsourced investment office (“OCIO”) business. Prior to Cambridge Associates, Jean worked at J.P. Morgan, managing U.S. equity portfolios. She received an MBA with honors from the University of California at Berkeley and holds undergraduate degrees in math and management science from the Massachusetts Institute of Technology. Outside of work, Jean loves to spend time with her two boys and to explore food cultures during her travels.

Madeline Graw is our new Human Resources Generalist, responsible for a variety of HR responsibilities. Prior to joining Parnassus, Ms. Graw was on Bain & Company’s HR and people operations team for eight years. She is passionate about providing top-tier support to all employees and fostering a people-first company culture. In her free time, Madeline enjoys quality time with her family, as well as cooking and staying active with Pilates and yoga.

Annual Report • 2023

Thank you for investing in the Parnassus Funds. We wish you a peaceful, healthy and prosperous 2024.

Sincerely,

Benjamin E. Allen

CEO and Portfolio Manager

Annual Report • 2023

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $55.11. After taking dividends into account, the total return for the year was a gain of 24.93%. This compares to a gain of 26.29% for the S&P 500 Index (“S&P 500”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	24.93	9.05	15.48	11.63	0.85	0.82

Parnassus Core Equity Fund – Institutional Shares	25.21	9.28	15.73	11.86	0.62	0.61

S&P 500 Index	26.29	10.00	15.69	12.03	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.82% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

The last three years have been volatile. The year 2021 saw a market rally against a backdrop of fiscal stimulus and a near-zero Federal Funds Rate. Then, the market corrected in 2022 as inflation soared and monetary policy tightened significantly, driving the 10-year U.S. Treasury yield from 1.6% to almost 3.9% by year end. In 2023, the stock market grappled with the trajectory of inflation and the resilience of the economy. Despite turbulence, the market finished the year up significantly as inflation decelerated and the economy proved more resilient than expected. These favorable economic data points set the stage for a “soft landing”—an outcome in which inflation slows and economic growth remains robust.

The market rally was characterized not only by favorable macroeconomic data, but also by a significant concentration of returns in what became known as the “Magnificent Seven”1—the top seven largest technology market constituents. These stocks accounted for over 60% of the market’s total return, due to exceptional earnings growth and positive investor sentiment surrounding their prospects in artificial intelligence (AI). With this tailwind, the S&P 500’s forward price-to-earnings (PE) multiple expanded from 17 times to almost 20 times, while forward earnings expectations landed 6% higher since the beginning of the year. Entering 2024, the S&P 500 is expected to grow earnings by over 11%, slightly above the median long-term growth rate of the market.

We remained disciplined and true to our investment process throughout the year by positioning ourselves for upside while being focused on the full range of possible market outcomes. While underweighting the “Magnificent Seven” hurt performance, our relative

1 Apple, Microsoft, Alphabet, Amazon, Meta Platforms (formerly Facebook), Tesla and NVIDIA.

Annual Report • 2023

preference for enterprise software and semiconductor stocks mitigated the impact.

Turning to Fund performance, the Parnassus Core Equity Fund – Investor Shares experienced a gain of 24.93% for 2023, trailing the 26.29% return for the S&P 500. Our stock selection was positive, although it was offset by negative sector allocation. The Fund’s strongest stock selection was in the Information Technology sector, headlined by Salesforce and Adobe. The Financials and Consumer Staples sectors were also notable contributors. From a sector allocation perspective, our underweight positioning in Consumer Discretionary was the leading detractor, largely due to our lack of exposure to Amazon and Tesla. Our overweight positions in Materials and Financials were also notable detractors.

Our top three relative contributors in 2023 were Salesforce, Adobe and Intel. Salesforce, the leading customer relationship management (CRM) software provider, rose 98.5% and added 1.7%* to the Fund’s relative return in 2023. The company consistently delivered better-than-expected sales and margin throughout the year. The management team is committed to spending more efficiently, and the cost discipline is having a positive effect on profit margins. The incumbent position and access to proprietary data also position the company well to take advantage of the AI opportunity in the CRM market.

Adobe, the leading provider of design software, returned 77.3% and added 1.0% to the Fund’s relative return. Adobe’s execution benefitted the company significantly from a sentiment shift surrounding the monetization prospect of generative AI features across its product suite. Its forward PE multiple expanded more than 60% from trough to peak in 2023.

Lastly, Intel returned 84.7% and contributed 0.8% to the Fund’s relative return. The stock continued to appreciate throughout the year, as investor concerns with both the cyclical and secular components of the company lessened.

Our top three relative detractors in 2023 were John Deere, Charles Schwab and Apple. John Deere returned -5.5% and impacted the Fund’s relative return by -1.2%. The stock struggled as investors worried about the turning of the agriculture equipment cycle. The company’s valuation multiple and forward earnings expectations both declined, and the company guided next year’s results below consensus expectations in the fourth quarter. However, we believe that the stock is poised to outperform as the company continues to gain share and demonstrate their improved through-cycle margin structure.

Charles Schwab, a financial brokerage, returned -41.1% and contributed -1.2% to the Fund’s relative return. Entering the year, investors worried about the impact of “cash sorting”—the movement of customer deposits into money markets and other higher-yielding assets. The concern impacted the company’s profits, as part of its business model is to earn a spread on low-cost deposits. We exited our position in the second quarter in favor of more attractive opportunities.

Lastly, Apple returned 49.0% but added -0.8% to the Fund’s relative return due to our relative underweight. Most of the stock’s return during the year was explained by valuation multiple expansion. Despite a tougher consumer environment, sentiment around the company’s prospects improved. Additionally, earnings per share remained resilient, largely due to the company’s capital returns.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2023

Parnassus Core Equity Fund

As of December 31, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.5%

Alphabet Inc., Class A	5.2%

Apple Inc.	4.5%

Salesforce Inc.	4.5%

Deere & Co.	4.0%

Oracle Corp.	4.0%

Bank of America Corp.	3.4%

Mastercard Inc., Class A	3.4%

CME Group Inc., Class A	3.2%

Intercontinental Exchange Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 31, 2013

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

With the S&P 500 up over 26.29% in 2023, the market exited the year within 1% of its all-time high at the beginning of 2022. This is impressive considering the historic inflation witnessed since then. The pursuant aggressive campaign by the Federal Reserve to raise benchmark interest rates by more than 500 basis points marked the fastest interest rate increase in more than 40 years. (One basis point is 1/100th of one percent.) On top of this, we witnessed the start of two major military conflicts that could destabilize markets. However, asset prices held strong thanks largely to easing inflation and robust economic growth, buoyed by strong employment and wage growth.

Looking at the year ahead, several crosscurrents could drive the markets into a wide range of potential outcomes. The economy is likely to cyclically soften,

Annual Report • 2023

with an elevated chance of a U.S. recession by the second quarter. This would help ease inflation, especially in areas such as housing rent, which represents about a third of CPI2 and which is already showing price softness. Thus, it is likely that we are leaving a regime of higher rates and tight financial conditions and entering one with lower rates and loose financial conditions. However, rates are unlikely to fall to the extremely low levels we witnessed in the previous decade due to factors such as higher structural deficits, relative deglobalization and resource scarcity.

Regardless of the macroeconomic backdrop, we continue to focus on long-term outperformance through the ownership of high-quality businesses that are available at attractive prices due to near-term uncertainty. During the fourth quarter, we added one stock and sold another while making some notable sector allocation changes. We bought shares of Equifax, a consumer credit reporting agency. We expect the company to benefit from a rebound in mortgage volumes. Further, we believe that the long-term potential of Equifax’s Work Number (a digital employment and income verification service) and proprietary data platform is underappreciated. We sold shares of Becton Dickinson in favor of more attractive opportunities in Health Care.

From a sector allocation perspective, the two most notable changes were shifting from an overweight to a slightly underweight positioning in Consumer Staples and increasing our underweight in Health Care. We reduced our Consumer Staples exposure across the board, while our exit of Becton Dickinson contributed to the reduction in Health Care exposure. Next, we increased our overweight in Financials by adding to our position in Intercontinental Exchange and Bank of America.

With these changes, the Fund ended the year most overweight in Financials followed by Materials. Our holdings in the Financials sector represent a diverse collection of businesses that offer unique exposure to credit, consumption and the capital markets at attractive valuations. Our Materials exposure features high-quality businesses like Sherwin-Williams and Linde, along with companies poised for a cyclical rebound such as Ball and Nutrien. We continue to lean into our bias for quality compounders at fair prices through our overweight positioning in Information Technology. We have substantial exposure to secular winners such as Microsoft, Salesforce and Applied Materials. We are also overweight Industrials through the addition of Equifax and the increased position in John Deere. We believe that both companies have attractive long-term earnings potential.

We remain underweight the Consumer Discretionary sector, preferring to selectively own defensive exposure such as AutoZone and attractively priced secular share-gainers such as Marriott and D.R. Horton. We are also underweight Health Care and Communication Services, mostly due to business quality concerns. We do not own any Energy, Real Estate or Utilities stocks, as we are seeing more attractive opportunities in other sectors.

Even though the first half of 2024 may see relative economic weakness, we believe that the market is reasonably priced for the most likely outcome—one with continued easing of inflation, economic resilience and loosening financial conditions. Further, it is important to remember that the benchmark index contains many of the best companies in the world. The earnings and intrinsic value of these companies will grow on the back of remarkable innovation and extraordinary businesses that can compound value in any environment. Given the makeup of today’s market index, the aggregate profile of the market (in terms of returns on equity and free cash flow margins) is markedly higher quality than in the past, though it does not trade at a commensurately higher valuation.

With this market backdrop, we enter 2024 disciplined and focused on executing a process that has served us well in divergent market conditions. As always, we are honored to have your trust as we continue to deliver Principles and Performance®.

2 Consumer Price Index, U.S. Bureau of Labor Statistics.

Annual Report • 2023

We thank you for your investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Annual Report • 2023

Parnassus Growth Equity Fund

Ticker: Investor Shares - PFGEX

Ticker: Institutional Shares - PFPGX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) was $21.30. After taking dividends into account, the total return for the year was a gain of 44.82%. This compares to a gain of 42.68% for the Russell 1000 Growth Index (“Russell 1000 Growth”).

Below is a table that summarizes the performances of the Parnassus Growth Equity Fund and the Russell 1000 Growth. The returns are for the one-year period.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Since Inception*	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund – Investor Shares	44.82	43.91	2.71	0.84

Parnassus Growth Equity Fund – Institutional Shares	45.09	44.17	2.30	0.63

Russell 1000 Growth Index	42.68	45.01	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

* Since Inception, December 28, 2022 (commencement of operations) through December 31, 2023.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

The last three years have been volatile. The year 2021 saw a market rally against a backdrop of fiscal stimulus and a near-zero Federal Funds Rate. Then, the market corrected in 2022 as inflation soared and monetary policy tightened significantly, driving the 10-year U.S. Treasury yield from 1.6% to almost 3.9% by year end. In 2023, the stock market grappled with the trajectory of inflation and the resilience of the economy. Despite turbulence, the market finished the year up significantly as inflation decelerated and the economy proved more resilient than expected. These favorable economic data points set the stage for a “soft landing”—an outcome in which inflation slows and economic growth remains robust.

The market rally was characterized not only by favorable macroeconomic data, but also by a significant concentration of returns in what became known as the “Magnificent Seven”1—the top seven largest technology market constituents. These stocks accounted for over 60% of the market’s total return, due to exceptional earnings growth and positive investor sentiment surrounding their prospects in artificial intelligence (AI). With this tailwind, the S&P 500’s forward price-to-earnings (PE) multiple expanded from 17 times to almost 20 times, while forward earnings expectations landed 6% higher since the beginning of the year. Entering 2024, the S&P 500 is expected to grow earnings by over 11%, slightly above the median long-term growth rate of the market.

We remained disciplined and true to our investment process throughout the year by positioning ourselves for upside while being focused on the full range of possible market outcomes. While underweighting the “Magnificent Seven” hurt performance, our relative

1 Apple, Microsoft, Alphabet, Amazon, Meta Platforms (formerly Facebook), Tesla and NVIDIA.

Annual Report • 2023

preference for enterprise software and semiconductor stocks mitigated the impact.

Turning to performance, the Parnassus Growth Equity Fund – Investor Shares returned 44.82% for 2023, which beat the Russell 1000 Growth’s return of 42.68%, driven primarily by our stock selection. From a sector allocation perspective, our largest detractors were cash, our overweight positioning in Health Care and underweight positioning in Information Technology. From a stock selection perspective, Information Technology and Financials were our two largest contributors.

Our top three relative contributors for the year were Adobe, Adyen and Salesforce. Adobe, the leading provider of design software, was the Fund’s best performer, with the stock returning 72.6% and contributing 2.0%* to the Fund’s relative return this year. When we initiated our position in Adobe, the company was trading at historically low valuation due to regulatory concerns around the acquisition of design competitor, Figma, and AI disruption. These overhangs have now been removed with the termination of the Figma deal and greater market appreciation for Firefly and Adobe’s AI opportunity.

Adyen, a payment company, returned 79.0% and added 1.7% to the Fund’s relative return. Like Adobe, we were able to buy Adyen after a significant share price and valuation decline due to concerns with competitive pressures and pricing. We remain confident in the underlying business quality, profitability and premium positioning of the company.

Finally, Salesforce gained 98.5%, adding 1.1% to the Fund’s relative return. Salesforce, the leading provider of customer relationship management software (CRM), executed well on its strategy of increased productivity and profitability. We continue to believe the company has underappreciated opportunities to grow profitably and reward shareholders.

Our biggest three relative detractors for the year were Thermo Fisher Scientific, Planet Fitness and SBA Communications. Thermo Fisher, a life science tools provider, returned -3.4% and contributed -1.3% to the Fund’s relative return. Life science tools companies had a difficult year, as their pharma and biotech customers worked through stockpiled inventory from the pandemic and rationalized Research and Development (R&D) spending given higher interest rates; Chinese customer demand also declined given the macroeconomic environment. We believe these headwinds are temporary and secular tailwinds around increasing drug discovery, technology and innovation in the life science sector should support Thermo Fisher’s long-term growth.

Planet Fitness, a nationwide gym franchise, returned -15.0% and impacted the Fund’s relative return by -1.3%. Planet Fitness trailed because of slowing new gym construction and worsening HVAC (heating, ventilation and air conditioning) supply chains. We sold Planet Fitness due to concerns that higher interest rates will continue to pressure the rate of new store openings, a key metric for growth.

Lastly, SBA Communications, a wireless communications infrastructure operator, returned -18.6% and detracted -1.0% from the Fund’s relative return. The company issued a cautious guide for the year as wireless carriers cut back network investments due to the current macro environment. Rising interest rates have also pressured sector valuations. We sold SBA Communications due to the pressure the macroeconomic cycle and potential lead cable lawsuits would have on wireless carriers’ capex budgets.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2023

Parnassus Growth Equity Fund

As of December 31, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	10.4%

Alphabet Inc., Class A	5.9%

Amazon.com Inc.	5.8%

Visa Inc., Class A	4.5%

Apple Inc.	4.2%

NVIDIA Corp.	4.1%

Salesforce Inc.	4.0%

Intuit Inc.	3.7%

Adyen N.V. ADR	2.9%

Eli Lilly & Co.	2.7%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 28, 2022

The chart shows the growth in value of a hypothetical $10,000 investment since inception (December 28, 2022) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

With the Russell 1000 Growth up over 42.68% in 2023, the market ended the year within 2% of its all-time high, which previously occurred at the end of 2021. This is impressive considering the historic inflation witnessed since then. The pursuant aggressive campaign by the Federal Reserve to raise benchmark interest rates by more than 500 basis points marked the fastest interest rate increase in more than 40 years. (One basis point is 1/100th of one percent.) On top of this, we witnessed the start of two major military conflicts that could destabilize markets. However, asset prices held strong thanks largely to easing inflation and robust economic growth, buoyed by strong employment and wage growth.

Looking at the year ahead, several crosscurrents could drive the markets into a wide range of potential

Annual Report • 2023

outcomes. The economy is likely to cyclically soften, with an elevated chance of a U.S. recession by the second quarter. This would help ease inflation, especially in areas such as housing rent, which represents about a third of CPI2 and which is already showing price softness. Thus, it is likely that we are leaving a regime of higher rates and tight financial conditions and entering one with lower rates and loose financial conditions. However, rates are unlikely to fall to the extremely low levels in the previous decade due to factors such as higher structural deficits, relative deglobalization and resource scarcity.

Regardless of the macroeconomic backdrop, we continue to focus on long-term outperformance through the ownership of high-quality businesses that are available at attractive prices due to near-term uncertainty. During the fourth quarter, we added one stock and sold two stocks while making some notable sector allocation changes. We bought shares of Equifax, a consumer credit reporting agency. We expect the company to benefit from a rebound in mortgage volumes. Further, we believe that the long-term potential of the Equifax’s Work Number (a digital employment and income verification service) and proprietary data platform is underappreciated. We sold Ulta, a beauty specialty retailer, due to the increased promotional environment and competitive threats, especially from new entrant TikTok Shop. We also sold Hershey, a confectionary manufacturer, and reallocated the capital to more attractive defensive exposure.

From a sector allocation perspective, our most notable change was shifting from an underweight to an overweight position in Industrials through the addition of Equifax and the increased position in John Deere. Our sales of Ulta and Hershey increased our underweight positioning in Consumer Staples and Consumer Discretionary.

With these changes, the Fund exited the year most overweight in Financials, followed by Health Care and Materials. Our holdings in the Financials sector represent a diverse collection of businesses that offer unique exposure to credit, consumption and the capital markets at attractive valuations. Within Health Care, we own high-quality franchises across pharma, biotech, life sciences tools and insurance. We prefer the more defensive exposure in Health Care to Consumer Staples where we are underweight. Our Materials exposure features high-quality businesses like Sherwin-Williams and Linde.

We remain underweight the Information Technology and Communication Services sectors largely due to our underweight positions in Apple and Alphabet. We are seeing attractive opportunities across the broader technology and internet ecosystem. We do not own any Energy, Real Estate or Utilities stocks.

Even though the first half of 2024 may see relative economic weakness, we believe that the market is reasonably priced for the most likely outcome—one with continued easing of inflation, economic resilience, and loosening financial conditions. Further, it is important to remember that the benchmark index contains many of the best companies in the world. The earnings and intrinsic value of these companies will grow on the back of remarkable innovation and extraordinary businesses that can compound value in any environment. Given the makeup of today’s market index, the aggregate profile of the market (in terms of returns on equity and free cash flow margins) is markedly higher quality than in the past, though it does not trade at a commensurately higher valuation.

With this market backdrop, we enter 2024 disciplined and focused on executing a process that has served us well in divergent market conditions.

We thank you for your investment in the Parnassus Growth Equity Fund.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

2 Consumer Price Index, U.S. Bureau of Labor Statistics.

Annual Report • 2023

Parnassus Value Equity Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Value Equity Fund – Investor Shares (“the Fund”) was $50.54. After taking dividends into account, the Fund’s total return for the year was a gain of 13.70%. This compares to a gain of 11.46% for the Russell 1000 Value Index (“Russell 1000 Value”). For the fourth quarter of 2023, the Parnassus Value Equity Fund – Investor Share posted a gain of 12.92%. This compares to a gain of 9.50% for the Russell 1000 Value.

Below is a table that summarizes the performances of the Parnassus Value Equity Fund and the Russell 1000 Value over multiple time periods. The Fund’s performance is in line with our benchmark over the three-year period and remains highly competitive over all other periods.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund – Investor Shares	13.70	8.72	16.89	12.89	0.92	0.88

Parnassus Value Equity Fund – Institutional Shares	13.94	8.95	17.14	13.10	0.72	0.65

Russell 1000 Value Index	11.46	8.86	10.91	8.40	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 12.56%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Vaule Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

After three quarters of lackluster performance, the Russell 1000 Value posted most of its annual gains in the fourth quarter. On an equal-weighted basis, the Communication Services and Information Technology sectors outperformed the most, at 41% and 36%, respectively. However, the biggest contributor to the benchmark’s return came from the Financials sector, which appreciated 15%. This is because Financials represent 20% of the index, more than twice the 9% weight of Information Technology, and more than three times the 6% weight of Communication Services. The Energy sector underperformed as crude oil prices declined. The Utilities and Health Care sectors were the worst performers.

The Parnassus Value Equity Fund - Investor Shares returned 13.70%, beating the Russell 1000 Value’s 11.46%. Sector allocation accounted for most of the outperformance, with stock selection largely neutral. Within sector allocation, our overweight in Information Technology and underweights in Energy and Utilities were the biggest contributors, while our overweight to Health Care was the biggest detractor. Within stock selection, our biggest contributor was Information Technology, followed by Consumer Discretionary.

D.R. Horton, America’s largest homebuilder, was our biggest winner in 2023. Its stock soared 72.1%, adding 1.4%* to the Fund’s relative return. Shares outperformed as the company’s newly finished homes sold faster than expected. While higher mortgage rates made homes less affordable, builder confidence and new home demand ultimately proved resilient due to the limited supply of existing homes for sale. The company delivered strong financial results and skillfully

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2023

offset macroeconomic headwinds to new orders through sales incentives, price reductions and smaller floorplans. Less expensive input costs and scale advantages also supported the company’s profitability.

Micron’s shares rose 71.9% during the year, contributing 1.0% to the Fund’s relative return. The memory semiconductor market has begun to recover after more than a year of declining prices and excess inventory. Industry-wide supply cuts and new demand from artificial intelligence (AI) applications are rapidly restoring the balance of supply and demand, with a positive impact on per unit pricing. Additionally, existing end markets such as PCs and smartphones have bottomed after one of the worst corrections in over a decade. We are maintaining our position, as we believe we are still in the early stages of this inflection in industry fundamentals.

Microsoft appreciated 58.2% in price, boosting the Fund’s relative return by 0.9%. Positive sentiment around generative AI’s capacity to drive future growth outweighed slower enterprise IT spend, while Microsoft’s cloud computing business, Azure, stabilized in the year’s second half. Microsoft remains the dominant global enterprise software platform—providing our portfolio both offense and defense. This technological leadership and the breadth of its productivity suite enables Microsoft to not only win in secular growth areas like cloud, but also benefit from vendor consolidation as IT budgets contracted.

Signature Bank, our only regional bank stock, was the Fund’s worst relative performer. It sliced 1.5% from the Fund’s relative return after regulators seized the company, effectively rendering it worthless. Higher interest rates set by the Fed to tackle high inflation culminated in a regional bank crisis in March. In the crisis, Silicon Valley Bank, a regional bank focused on start-up companies, failed suddenly after massive losses on its bond portfolio caused a run on the bank. While Signature did not have the same investment losses or industry concentration as Silicon Valley Bank, contagion from the panic spread to Signature and other banks as their customers’ feared losing money in a similar bank run.

Moderna’s stock returned -45.3% over the year, impacting the Fund’s relative return by -1.1%. Although the company boasts a robust pipeline with significant potential, the extended timeline for material revenue contribution from these assets created an air pocket of uncertain cash burn. Uncomfortable with this risk and lack of meaningful catalysts, we opted to sell our shares and reallocate capital to opportunities with higher conviction.

Finally, Charles Schwab shares returned -16.0%, contributing -0.9% to the Fund’s relative return. Schwab’s profits fell as clients moved cash from lucrative deposit accounts to better-yielding vehicles. The company also recorded losses on its investment portfolio, which is primarily composed of bonds. These problems became more acute during the regional bank crisis in March, forcing investors to consider whether Schwab’s earnings would be impaired for several years. We reduced our position early, believing that the market was too optimistic about the company’s future earnings, but the company’s strong wealth management franchise remains intact. We believe Schwab can return to healthy earnings growth in the next few years as the immediate impact of rising rates passes.

Annual Report • 2023

Parnassus Value Equity Fund

As of December 31, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Verizon Communications Inc.	4.0%

Intel Corp.	3.8%

Bank of America Corp.	3.3%

The Progressive Corp.	3.2%

Micron Technology Inc.	3.1%

Oracle Corp.	3.1%

S&P Global Inc.	3.0%

Sysco Corp.	2.9%

Ball Corp.	2.9%

Global Payments Inc.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 31, 2013

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

Despite its challenges, the Parnassus Value Equity Fund ended 2023 on a strong note. We surpassed our benchmark, the Russell 1000 Value index, by 224 basis points in one of the most turbulent stock markets in recent memory. (One basis point is 1/100th of one percent.) Investors grappled with a host of dilemmas: Will inflation recede or become entrenched? Can Fed officials execute a never-before-seen economic soft landing? When will consumers exhaust their excess pandemic savings? How will AI transform entire industries? What will be the spillover effects of the Russia-Ukraine and Israel-Hamas conflicts? Investor sentiment vacillated from ebullience over AI in January, despair about the regional bank crisis in March, optimism for a soft landing in July and panic over spiking U.S. Treasury yields in October.

Annual Report • 2023

Although as managers we did not resolve every dilemma perfectly, we stood by our process to navigate the market’s inevitable uncertainties.

Notably, we strongly outperformed our benchmark in the final months of the year. In the fourth quarter of 2023, the Value Equity Fund – Investor Shares appreciated nearly 12.92%, or 3.4% more than the Russell 1000 Value Index’s gains of 9.50%. Several factors turned in our favor and drove this acceleration. First, oil prices fell due to an unexpected surge in petroleum supplies. This contributed to our relative performance as we avoid investing in fossil fuels. Our carefully selected investments in cyclical stocks ranging from semiconductors and homebuilders to Financials and Consumer Discretionary companies also outperformed, as falling inflation moved the economy onto a more solid footing. Finally, stocks surged as bond yields fell from their mid-October highs. As has long been the case, the Parnassus Value Equity Fund is constructed to capture greater upside when stocks rise, which historically occurs in most years.

Indeed, the 10-year Treasury yields steadily climbed all year, only to fall after breaching 5% in October. The rate, which serves as the cost of capital, has profound implications for the valuation of financial assets and is influenced by the actions and words of Fed officials. Since early 2022, the Fed has focused intently on tackling record-high inflation through the fastest series of rate hikes in recent history. Between October and November, though, the cumulative data in inflation began to look more benign, suggesting the Fed’s long rate-hike cycle was nearing an end. Investors, who were bearishly positioned and fearful of a policy error, suddenly changed their minds and jumped into the market, spurring a furious rally.

Given the Fed’s dominance over financial markets, it is worth pondering what its next move could be. Currently, Fed officials are forecasting three rate cuts in 2024 with markets predicting even more. However, recall the Fed has a dual mandate of price stability and full employment. Once inflation is no longer the economy’s biggest risk, it is logical that the Fed should shift its focus to the labor market. The labor market is healthy, with unemployment ending the year at 3.7%, the lowest reading since 1969. The economy added 2.7 million jobs in 2023, the highest number since 2015. A strong job market is beneficial—except when it contributes to inflation. But, if the Fed can apply the same vigilance to maintaining full employment as it has to tackling inflation, the outlook for the economy should be favorable.

We saw buying opportunities in the market’s volatility at year end and added three new positions to the portfolio. Canada-based Nutrien is one of the largest producers of agricultural fertilizers in the world. Low potash prices have pressured the stock, but demand for this essential input should recover next year as supply discipline re-enters the market. We also added TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s leading semiconductor foundry. The stock is down due to geopolitical friction between the U.S. and China, as well as a post-pandemic slump in global smartphone shipments. However, the company’s high-performance chip segment should grow strongly from developments in AI, while the smartphone cycle is poised for a cyclical rebound. Finally, we have long admired commercial real estate broker (CBRE) and initiated a position when the spike in Treasury yields brought the entire sector to historically low valuations. Unlike most real estate companies, CBRE has an asset-light business model, attractive recurring revenue streams and a strong balance sheet that is not dependent on debt financing.

Even with this report’s discussion of macroeconomic factors, we are now and always bottom-up stock pickers. We believe that evaluating the relevancy of a company’s products and services, the durability of its competitive advantages and the quality of its management provides a more secure foundation for assessing the suitability of any investment. Moreover, we believe that buying good companies at discounted or reasonable prices increases the likelihood of outperformance over economic cycles. Like 2023, 2024 will no doubt have its share of twists and turns. Year after year, we remain committed to our time-tested process designed to build wealth responsibly for long-term shareholders.

Annual Report • 2023

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Annual Report • 2023

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $37.25, so after taking dividends into account, the total return for 2023 was a gain of 12.67%. This compares to a gain of 17.23% for the Russell Midcap Index (“Russell Midcap”). For the fourth quarter, the Parnassus Mid Cap fund – Investor Shares was up 13.61%, ahead of the Russell Midcap’s 12.82% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell Midcap for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	12.67	0.95	8.76	7.73	0.97	0.96

Parnassus Mid Cap Fund – Institutional Shares	12.92	1.15	8.99	7.94	0.76	0.75

Russell Midcap Index	17.23	5.92	12.68	9.42	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 7.80%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.96% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

The Russell Midcap returned an impressive 17.23% for 2023, its second-highest annual return since 2013. Despite this high return, the benchmark’s performance was volatile. Regional bank failures, artificial intelligence speculation and Federal Reserve interest rate hikes swung stocks around during the first three quarters of the year, leaving the Russell Midcap with an anemic 3.91% return by September 30. The index then surged nearly 15% in the fourth quarter, as the Federal Reserve signaled a more accommodative interest rate policy in the wake of lower inflation readings. Another driver of this year’s performance was real-GDP (Growth Domestic Product) growth above 2%, much higher than the 0.4% expected at the onset of 2023. Investors clearly discounted concerns about an economic hard landing and escalating geo-political tensions to push stocks markedly higher.

The Parnassus Mid Cap Fund - Investor Shares’ 2023 gain of 12.67% fell short of the Russell Midcap’s 17.23% surge. The main cause of underperformance can be traced back to the Fund’s challenging March quarter, stemming from our investments in two regional banks that eventually shut down. Performance improved in the second half, driven by positive stock selection, which added to the Fund’s return by 162 basis points. (One basis point is 1/100th of one percent.)

From a sector allocation perspective, our overweight position to the Industrials sector, the second-best performing sector in the Russell Midcap, added 99 basis points to the Fund’s return. The Fund’s underweight position to Utilities stocks, the Russell Midcap’s worst-performing worst performing sector, added 66 basis points to the Fund’s return. The Fund’s overweight position to the underperforming Health

Annual Report • 2023

Care sector hurt the Fund by 70 basis points, and our overweight position to the Consumer Staples sector hurt the Fund by 30 basis points.

The Fund had positive stock selection in the Information Technology, Consumer Discretionary and Materials sectors but stock selection detracted from performance in the Industrials, Financials and Real Estate sectors. First Republic Bank was the Fund’s weakest performer, with the stock falling a shocking 73.3% from its average price, subtracting 1.6%* from the Fund’s relative return. The California-based regional bank plunged during the March banking crisis, after Silicon Valley Bank’s sudden failure caused contagion. First Republic experienced a bank run, as its concentrated client base of successful businesses and high net-worth individuals in coastal markets took their deposits to bigger and more diversified banks. The loss to the Fund was heavy, but we fortunately sold our shares in First Republic before it failed.

Another of the largest detractors was CNH Industrial NV, a leader in agricultural technology and equipment. The stock fell 22.0%, shaving the Fund’s relative return by 1.3%. The company saw sluggish demand for its agricultural products, especially in South America, where farmers curtailed their spending due to lower commodity prices. Investors lost confidence as management lowered its sales growth forecast from 8%–11% to 3%–6% for 2023. We remain optimistic about CNH’s prospects because cost reduction and efficiency measures should help the company mitigate current challenges and boost profitability.

Hologic Inc., a leading provider of diagnostics and mammography devices, declined 4.5% in 2023, reducing the Fund’s relative return by 1.0%. The company saw solid underlying growth in non-pandemic diagnostics every quarter and offered a favorable outlook for organic revenue growth in 2024. However, investors soured on the stock given tougher comparisons in 2024, slowing growth in China, high chip costs in its breast health products and expected changes in expert guidelines for cervical screening and other tests. Despite these near-term concerns, we remain upbeat about Hologic’s long-term growth prospects given its innovative diagnostics, surgical and breast health devices, international expansion opportunities, strong free cash flow and healthy balance sheet.

Shifting to our winners, Workday, a leading platform for human capital management and financial applications, soared 65.0%, adding 1.1% to the Fund’s relative return. Workday exceeded investor expectations on key metrics in every quarter, thanks to the solid demand for its cloud-based software for human capital management and financial processes. We believe the company has a long runway for growth, driven by additional market share gains, further international penetration and cross-selling opportunities.

Cboe Global Markets, a leading market exchange and trading platform, rose by 44.4% and added 0.9% to the Fund’s relative return. Robust demand for its data and access solutions, healthy index option volumes and improved margins drove better-than-expected earnings throughout 2023. Cboe also invested heavily over the past several years in new product launches, innovative technologies and operational initiatives, which should allow it to gain market share and deliver higher earnings in the coming years.

D.R. Horton, the largest homebuilder in the United States with an extensive geographic footprint, climbed 72.1%, contributing 0.9% to the Fund’s relative return. The company beat investor expectations with strong earnings throughout 2023, thanks to healthy demand for its affordable homes, market share gains and reduced expenses. We believe D.R. Horton has a competitive edge in the U.S. housing market, which faces a shortage of supply and a growing need for entry-level housing. We also like D.R. Horton’s solid financial position and potential for margin expansion.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2023

Parnassus Mid Cap Fund

As of December 31, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

The Sherwin-Williams Co.	3.9%

Hologic Inc.	3.8%

Cboe Global Markets Inc.	3.5%

Roper Technologies Inc.	3.3%

IQVIA Holdings Inc.	3.2%

TransUnion	3.1%

Ball Corp.	3.1%

Ross Stores Inc.	3.1%

Fidelity National Information Services	3.0%

Sysco Corp.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 31, 2013

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

We believe the Federal Reserve’s actions will continue to be a core driver of investor sentiment and market direction in 2024. The market is anticipating significant rate cuts in 2024 after consumer inflation, which peaked at around 9.1% in mid-2022, declined to 3.1% in November. The coming interest rate changes relative to expectations will dictate investor behavior to a substantial extent.

The economic outlook for 2024 is modest, with the consensus projection for a real GDP growth rate of 1.2% in the U.S. and a 50% chance of recession within the next six months. Underlying economic strength, combined with these muted expectations, make us cautiously optimistic. However, notable wildcards include the upcoming elections and escalating geo-political tensions, which could cause volatility.

Annual Report • 2023

Additionally, we are increasingly mindful of our portfolio’s factor exposures, given the increased volatility from fast-shifting investor sentiment and the influence of algorithmic trading.

Mid cap stocks overall are fairly valued relative to historical measures, with the Russell Midcap entering 2024 at a forward price-to-earnings (PE) multiple of 17.1 times. This is slightly higher than the 20-year average of 16.4x and well above the 20-year low of 9.0x. Still, we believe that good deals still are available as we construct and position our concentrated portfolio to beat the 800+ company Russell.

The Fund is underweight relative to the Russell Midcap in Communication Services, Real Estate and Financials. These sectors tend to be vulnerable to negative economic surprises. The Fund is overweight relative to the benchmark in Information Technology, Health Care and Materials. Our holdings in these sectors have the potential to perform relatively well in any market environment and have durable business models, competitive advantages and attractive valuations.

Two areas of the market where we currently see significant opportunities are in select established software stocks and life sciences tools and services companies. Our software investments enjoy highly sustainable revenue growth and wide competitive advantages, while our life sciences investments include quality companies poised to rebound following two years of post-COVID challenges.

During the quarter, we initiated five new positions while exiting three stocks. We invested in two leading technology companies with strong competitive advantages. Fortinet is a leader in network security software and stands to benefit from growing demand for endpoint security and cloud security solutions as cyber threats rise. The stock price fell recently due to weak demand for firewall appliances, but we believe this is a temporary setback and expect the company to gain market share, improve margins and deliver multi-year growth. We also initiated an offensive position in Block, a leading payments company for small and medium-sized businesses. The company’s CashApp is one of the most widely used mobile payments apps that lets users send money, buy stocks and more. We are optimistic about the company’s growth prospects and renewed focus to boost profitability in coming years.

We also bought shares in Brookfield Renewable Corp., CBRE Group and Truist Financial. All three companies have suffered from high interest rates in the past few years, but they could benefit from lower rates and other factors. Brookfield, one of the world’s largest owners and operators of renewables, is poised to benefit from multi-year demand for renewable power from utility and commercial customers. The stock has underperformed lately because of high interest rates, but we think it offers an attractive risk-reward trade-off. We also added CBRE, one of the largest asset-light real estate brokers. We are particularly impressed by the company’s record of gaining market share in the commercial real estate sector and its disciplined capital allocation strategy. Lastly, we bought Truist, one of the largest regional banks in the Southeast. Truist and its industry peers were challenged by balance sheet constraints and unrealized losses on its securities in 2023, but we believe investors will increasingly focus on net interest margins and earnings. In that scenario, Truist should shine with its attractive mix of assets, including a respected capital markets business and the seventh largest insurer in the U.S.

To make room for these new holdings, we sold our positions in Verisk and Jack Henry & Associates. Both are solid companies, but we believed that their stocks were overpriced. We prefer Fidelity National Information Services, which offers exposure that is similar to Jack Henry, but at a better value. We also sold third-party logistics company C.H. Robinson, due to concerns about its slowing growth prospects, recent leadership turnover and a long turnaround.

Our portfolio is constructed with both high-quality defensive and offensive holdings. This approach should help us protect against potential market downturns and take advantage of growth opportunities. Our quality criteria remain the same—investing in businesses with more upside than downside over three years, increasing relevancy, durable competitive advantages, disciplined and driven managers and sustainable business practices. We are confident that this strategy will enable the Fund to outperform the market over the full market cycle.

Annual Report • 2023

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Annual Report • 2023

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $55.57, resulting in a gain of 35.60% for 2023. This compares to a gain of 25.87% for the Russell Midcap Growth Index (“Russell Midcap Growth”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund and the Russell Midcap Growth Index. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2023.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	35.60	-0.47	10.48	8.45	0.80	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	35.77	-0.35	10.62	8.58	0.70	0.68

Russell Midcap Growth Index	25.87	1.31	13.81	10.57	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 7.88%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Contributions to returns quoted for individual stocks are their returns relative to the Fund’s index.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.80% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

The Parnassus Mid Cap Growth Fund – Investor Shares gained 35.60% in 2023, outpacing the Russell Midcap Growth by 973 basis points. (One basis point is 1/100th of one percent.) The seeds of our strong performance in 2023 were sown in 2022, when investors were concerned with rising inflation, a rapid series of interest rate hikes by the Federal Reserve targeted to slow the economy and a land war in Europe that caused commodity prices to spike. Against this backdrop in 2022, innovative, secularly growing and competitively advantaged stocks were punished disproportionately due to their higher valuations. We took advantage of a steep price decline in leading software providers, semiconductor companies and other innovative, best-in-class businesses by adding to our positions, as we thought the market’s focus on near-term valuations was overlooking their long-term earnings potential. Over the course of 2023, the economy grew faster than expected as consumer spending was resilient due to a robust employment market and excess savings from the COVID pandemic years. Inflation decelerated as supply chains normalized and commodity prices fell. Against this backdrop, investors refocused on long-term earnings potential and business quality, and our Fund reaped the rewards.

The vast majority of our outperformance in 2023 came from strong stock selection. Sector allocation also added to our performance, with our overweight of the Information Technology sector being the largest contributor. For the year, Information Technology, Health Care and Consumer Discretionary drove our returns, as each contributed more than 250 basis points to performance. The Financials sector was our most significant detractor.

Our worst performer this year was First Republic Bank. First Republic fell a shocking 73.0% from its average

Annual Report • 2023

price, subtracting 2.2%* from the Fund’s relative return. First Republic plunged during the regional bank crisis in early March, after Silicon Valley Bank’s sudden failure caused contagion. First Republic’s concentrated client base of successful businesses and high net-worth individuals in a select few coastal markets fled in a bank run to larger, more-diversified banks. We exited First Republic before it ultimately failed.

Fertilizer manufacturer Nutrien reduced the Fund’s relative return by 1.1% as its stock returned a -20.2%. Nutrien’s stock price fell along with their earnings as fertilizer prices declined. Lower crop prices reduced fertilizer usage, and supply was less constrained than anticipated as Russian and Belarussian potash exports continued despite economic sanctions. Nutrien is the world’s largest producer of potash, a commodity whose supply is controlled by only a handful of key global producers. We’re holding onto our position because we believe Nutrien will be a major beneficiary when the commodity cycle inevitably recovers.

Call center software provider Five9, Inc. reduced the Fund’s relative return by 0.9% as the stock dropped 24.1% from its average price. The stock declined as investors became concerned that Five9 could be negatively impacted by new artificial intelligence (AI) technology, as Five9 lacks a proprietary AI solution, and the number of call center agents could decline over time if AI-enabled chat bots are widely adopted. We were unable to disprove these concerns, so we exited our position.

Our best performer in 2023 was enterprise software provider Splunk. Splunk’s shares soared 70.6%, adding 2.9% to the Fund’s relative return. Splunk’s shares outperformed as it gained traction from cross-selling its suite of data monitoring software to its loyal base of customers and its management team dramatically improved the company’s profitability. Splunk’s impressive financial performance also caught the eye of technology giant Cisco, which announced it would acquire Splunk for $157 per share.

Insurance software provider Guidewire boosted the Fund’s relative return by 1.9% as its stock rose 74.3%. Guidewire delivered better-than-expected revenue and operating margins and provided an upbeat outlook for its next two fiscal years. Guidewire ended the year in our largest position, due to its predictable and durable revenue growth as well as its margin expansion opportunity.

MercadoLibre, the leading online consumer marketplace and payments platform in Latin America, contributed 1.8% to our relative return as it gained 85.7%. MercadoLibre’s earnings estimates for 2023 rose by over 50% during the year as the company exceeded sales and profitability expectations. MercadoLibre’s e-commerce business continues to gain market share, driven by its strong value proposition centered around a broad assortment of products, compelling price points and fast delivery speeds. The company’s payments business is becoming a one-stop shop for financial services, as it now offers a full suite of products, ranging from payments to credit, insurance and savings.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2023

Parnassus Mid Cap Growth Fund

As of December 31, 2023

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Guidewire Software Inc.	4.9%

CoStar Group Inc.	3.7%

Agilent Technologies Inc.	3.6%

Equifax Inc.	3.6%

IDEXX Laboratories Inc.	3.3%

Morningstar Inc.	3.3%

Cintas Corp.	3.1%

Ross Stores Inc.	3.0%

Old Dominion Freight Line Inc.	3.0%

Verisk Analytics Inc.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 31, 2013

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

2023 was a good year for equity markets, and a great year for our Fund. We’re pleased with our performance in 2023, and our goal is to deliver consistent outperformance relative to the Russell Midcap Growth over a business cycle.

Our strategy is to invest in high-quality growth compounders. To us, these are innovative companies that are market-share gainers in secularly growing markets with competitive advantages and seasoned management teams. Our sweet spot is to build positions in shares of these high-quality businesses when they fall due to transitory issues, but the long-term opportunity remains intact. Transitory issues could include a business model transition, like shifting from selling software on-premise by a license to a cloud-

Annual Report • 2023

based subscription (Splunk and Guidewire), or a cyclical downturn within a secularly growing market (MercadoLibre). We’ve also learned that we should avoid turn-around situations, disruptive companies that have yet to develop a sustainable financial model and highly levered businesses. We don’t believe that our method of analyzing moat, relevancy, management, environmental, social and governance (ESG) and downside risk lends itself well to these unproven and risky businesses. We believe that doubling down on what we do best, and avoiding our weaknesses, is the best recipe to deliver long-term outperformance.

We feel fortunate to invest in the mid cap growth asset class. Mid cap growth companies are large enough to have proven financial models, seasoned management teams and access to capital. However, they’re small enough that they still have a long runway for growth and new products can result in growth inflections. Mid cap stocks often focus on niche markets, where they can build long-term relationships with their customers as they partner to solve complex problems. Niche markets are typically more defensible than large markets, which invite competition and make partnering with customers difficult. Over the past 10 years, mid cap growth stocks have traded at an average price-to-earnings (PE) multiple that is approximately 10% higher than that of large cap growth stocks due to the durability of mid cap earnings growth rates.

However, mid cap growth stocks are currently trading at parity to large cap growth, as the “Magnificent Seven”1 have captured the imagination of investors due to their seemingly infinite growth opportunities. At some point, however, the law of large numbers may apply. For a $1 trillion market cap company to generate a 15% annual shareholder return, it must generate $150 billion in value—that’s more than the entire market value of any of our holdings! We believe that the valuation of mid cap growth stocks should return to its historical premium to large cap growth, especially if inflation continues to decelerate and the Federal Reserve reduces interest rates to limit the pressure it’s putting on the economy.

We’ve observed that equity markets have become more volatile. Volatility creates opportunity, and we look for opportunities that present themselves for long-term investors when a stock’s price diverges from its intrinsic value. Since the COVID-19 epidemic in 2020, the Russell Midcap Growth has endured five corrections deeper than 10%, and each correction has been followed by a sharp rally of more than 20%. During the preceding five-year period, from 2015–2019, there were only two market corrections. We believe that flows into thematic exchange-traded funds (ETFs), the increasing use of equity options, the Federal Reserve’s interest rate and balance sheet management decisions, and the federal government’s budget deficits and partisanship have all likely contributed to the increased volatility. Our firm has continued to build its research team, enabling us to uncover the best opportunities in these fast-moving markets.

During the year, we steadily reduced our exposure to the Information Technology sector as we took some profits after the sector’s impressive gains. We began the year with 38% of the Fund invested in Information Technology stocks, and we ended the year at 28%. We still have an overweight to the sector, but to a smaller degree, as we own a collection of secularly growing and competitively advantaged businesses in the software and semiconductor industries.

In the fourth quarter, we initiated five new positions and sold three. We initiated positions in two software companies. Datadog has built a leading cloud-based observability and application monitoring platform and is growing rapidly as enterprises shift their workloads from on-premises servers to the cloud. Procore Technologies is building a cloud-based software platform for the construction industry that digitizes project, invoice and bid management to improve collaboration and efficiency. We believe that both companies have a long runway of growth in front of them as they solve complex problems for their customers. They could also be meaningful beneficiaries from artificial intelligence due to their plethora of data.

We also initiated positions in two payments companies. Adyen is gaining market share among the largest enterprises due to its unique full-stack technology, allowing multinational corporations to seamlessly process global transactions by any method. We re-initiated a position in Block, which operates the Cash App consumer finance network and the Square merchant payment processing business, which is

1 Apple, Microsoft, Alphabet, Amazon, Meta Platforms (formerly Facebook), Tesla and NVIDIA.

Annual Report • 2023

popular among small- and medium-sized businesses. Block’s Founder and CEO Jack Dorsey has stepped in to run the Square business and is focused on increasing the company’s profitability and accelerating market share gains. We believe investors are underestimating the long-term earnings power of both innovative businesses.

Last but not least, we invested in Mettler-Toledo, a leading manufacturer of instruments such as scales and pipettes. Mettler-Toledo is famous for its instruments’ precision and its customer service, and the company is positioned as the #1 or #2 player in most of its fragmented markets. We had the opportunity to buy Mettler-Toledo at a cyclical low, as demand from China and from pharmaceutical companies was weak. We expect demand to eventually recover, and Mettler-Toledo to lead its markets higher.

We sold three software businesses to make room for our new additions. We exited the remainder of our Splunk position, after the company announced it was being acquired by Cisco. We exited communications software provider Twilio, as we believe that Procore and Datadog have more defensible businesses and higher growth potential. We also sold life sciences software provider Veeva Systems, as the upcoming entrance of Salesforce into its market will increase the industry’s competitive intensity and could reduce the company’s future growth profile.

We’re excited about the mid cap growth asset class and the opportunities presented by volatile markets. Our goal is to build a diversified portfolio of stocks that can outperform our benchmark over the full business cycle, and we feel good about our portfolio heading into 2024.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Annual Report • 2023

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2023, the net asset value (“NAV”) of the Parnassus Fixed Income Fund - Investor Shares was $14.88, producing a gain for the year of 6.71% (including dividends). This compares to a gain of 5.53% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”).

Below is a table comparing the performance of the Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 4.20%, and the unsubsidized SEC yield was 3.98%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2023

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	6.71	-3.61	1.17	1.53	0.82	0.58

Parnassus Fixed Income Fund – Institutional Shares	6.95	-3.40	1.38	1.72	0.59	0.39

Bloomberg U.S. Aggregate Bond Index	5.53	-3.31	1.10	1.81	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 1.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

After two difficult years, the bond market staged a comeback in 2023, recording its first positive return since 2020. The Parnassus Fixed Income Fund - Investor Shares outperformed the Bloomberg Aggregate Index this year by 118 basis points, driven by our overweight allocation to corporate bonds. (One basis point is 1/100th of one percent.) Corporate bonds did especially well in 2023, notching a return of 8.5% in the Bloomberg Aggregate Index. Our corporate bond portfolio was a bright spot in the year, returning 9.4% despite a shorter duration (6.8 years versus 7.2 years for the benchmark).

Overall, our allocation relative to the Bloomberg Aggregate Index added 176 basis points to the total return, led by the Fund’s allocation to corporate bonds which added 123 basis points. Corporate bonds returns were driven by high starting yields and tightening credit spreads. A strong economy supported healthy corporate profitability and cash flows and therefore solid returns.

The Fund suffered a significant setback in the first quarter as the price of First Republic’s preferred shares declined precipitously during the regional banking crisis, shaving 67 basis points from the Fund’s total return. We are pleased to have overcome that loss and still have delivered 56 basis points of positive attribution from corporate security selection. We believe this demonstrates the robustness of our research and investment process.

Top performers in the year included preferred stock issued by Morgan Stanley. These shares returned 17.6% and added 18 basis points to the Fund’s total return. The company executed well through a turbulent interest rate environment, announced a key CEO replacement and is well-positioned to accelerate

Annual Report • 2023

earnings growth. The preferred stock was in the bargain bin and so Morgan Stanley became a top-five corporate position for the Fund during most of the year.

Similarly, preferred stock issued by Public Storage also outperformed the market and added 17 basis points to the Fund’s total return. While the company has struggled with higher leverage and concerns about competitive self-storage markets, the preferred stock performed well, as cash flow remained reasonable and the stock was undervalued. We exited the company’s securities into the strength.

From a sector perspective, our strongest outperformance came from consumer cyclical companies, including Macy’s, Hanesbrands and Lowe’s. The Consumer Staples sector remained strong in 2023, far exceeding most economists’ expectations, helping buoy these credits.

Few securities pulled down the total return in a meaningful way outside of First Republic’s preferred stock. Securities issued by the Federal Home Loan Bank System removed 6 basis points from the Fund’s total return. These securities trade in a technical way and were a casualty of the volatile interest rate environment. Similarly, our holdings in the International Finance Corporation (IFC) removed 3 basis points from the Fund’s total return due to timing. We added to this position as we exited expensive corporate bonds. The IFC bonds are green bonds1, which means the proceeds are used for environmental or social projects.

While the IFC bonds did not fare well, our green bond holdings together outperformed those tracked by Bloomberg. Overall, green bonds gained 7.4% in 2023, while our green bond portfolio returned 7.9%. Green bonds are an important part of our portfolio, comprising 23.7% of the Fund. All of our corporate securities are screened for environmental, social and governance metrics, but the bonds we identify as green are issued in line with the Green Bond Principles from the International Capital Market Association. This means that these bonds follow a transparent and unified reporting process on the use of proceeds and estimated environmental impact. We are proud of our high share of green bonds within the portfolio and believe that these bonds are an important funding mechanism in the market.

The Fund also benefited in 2023 from its significant underweight position in securitized bonds. We do not own any mortgages directly, but did initiate a position in MBB (iShares MBS ETF), a mortgage ETF, in 2023. Securitized bonds underperformed corporate bonds in 2023, so our underweight position added 22 basis points of allocation to the Fund’s total return. We anticipate that securitized bonds will have stronger performance in 2024 based on falling long-term rates and a loosening of conditions in the housing market, so we have increased our position in MBB to 7.8%. While this makes MBB one of our largest individual positions, we remain significantly underweight mortgage exposure overall, as the Bloomberg Aggregate Index has a 28.8% mortgage allocation.

Finally, our U.S. Treasury portfolio added 46 basis points to the total return. Of that, 32 basis points came from allocation and 13 basis points from selection. Our Treasury portfolio returned 4.7% in the year, outperforming the Index at 4.1%. This was primarily due to our longer duration of 6.8 years versus 6.1 years. That said, Treasury bonds underperformed corporate bonds in the Bloomberg Aggregate Index by 446 basis points, so the Fund benefitted from having only 18.2% of assets in Treasuries versus 41.2% for the Index and instead allocating that capital to corporate bonds.

1 A green bond is a type of fixed-income instrument that is specifically earmarked to raise money for climate and environmental projects. These bonds are typically asset-linked and backed by the issuing entity’s balance sheet, so they usually carry the same credit rating as their issuers’ other debt obligations.

Annual Report • 2023

Parnassus Fixed Income Fund

As of December 31, 2023

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2023

of $10,000 invested on December 31, 2013

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

The last year is one that traders will sometimes refer to as “violently unchanged.” A lot happened through the year in both the economy and interest rates, but little seemed to have changed in the 10-year Treasury looking just at January to January. The most important factor from 2023 that will reverberate throughout 2024 is the much higher-than-expected growth rates.

Going into 2023, economists expected a recession and a total growth rate for the year of about 0.5%. Instead, the economy proved resilient in the face of the Federal Reserve’s interest rate hikes, supported by a strong job market and continued wage gains for workers. That means final 2023 GDP growth is expected to be 2.4%.

It’s likely that growth was pulled forward from 2024, as consumer debt levels are high and manufacturing activity is low. Similar to 2023, economists predict a 50% chance of recession in 2024 and a muted growth rate of 1.2%. Forecasting the path of the economy is hard, so when constructing the Fixed Income Fund, we instead focus on potential returns and valuations. The rosy growth rates of 2023 mean that corporate bonds became relatively expensive. As a result, we reduced exposure to the asset class in the fourth quarter, moving down to 58.2% of assets from 65.0% at the end of September and from a peak of 68.3% at the end of May.

We also reduced positions in some high-quality bonds that did not offer sufficient yield to accommodate another potentially volatile year of interest rates. Those included bonds issued by S&P Global, Google, Autodesk and United Healthcare. We invested in bonds from Prologis, Qorvo and Masco Corporation, in addition to Treasuries. These corporations offer better credit spreads and higher starting yields, allowing the bonds to be more resilient in a variety of economic environments.

The duration of the Fund is officially 6.2 years, less than the Bloomberg Aggregate Index’s duration of 6.4 years. However, that calculation does not consider the effective duration of our investment in MBB, which has an underlying duration of 5.8 years. If we add the impact of MBB’s duration to our overall Fund duration, the portfolio behaves as though it has a duration of 6.7 years. This aligns with our perspective that the peak in interest rates is likely behind us. Longer-dated bonds

Annual Report • 2023

should benefit in this environment from healthy yields and a greater ability to gain on rallies.

We will continue to search for undervalued areas of the fixed income market. Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Annual Report • 2023

Responsible Investing Notes

In 2023, the Parnassus stewardship team delivered on our mission—to build wealth responsibly for long-term investors—against a backdrop of escalating geopolitical tensions, rapid advances in technology, slowing inflation and soaring global temperatures. The year also saw historic ESG wins in the U.S., such as the new California climate disclosure laws and President Biden’s Executive Orders on Artificial Intelligence (AI) and environmental justice. Unfortunately, the year also saw a flurry of hasty and misguided anti-ESG investing actions at the state and federal levels. We navigated this changing and checkered landscape by refining our focus on materiality and closely hewing our work to Parnassus’s client-centered mission and investment strategies. We improved our internal processes and communication and delivered notable, positive outcomes at portfolio companies.

Year in Review

Climate Targets1: In January 2023, Parnassus announced a target to have 100% of our assets under management aligned with net-zero greenhouse gas emissions by 2050. In practice, this means that we expect all companies in our Funds to have set science-based targets by 2040. This year, we began to implement our ambition by actively engaging portfolio companies to set science-aligned targets, disclose their emissions and publish assessments of climate-related risks and opportunities. By the end of 2023, 62% of our assets under management were covered by science-based targets, had committed to set such a target and/or had been engaged on climate.

Engagement: In 2023, we connected with nearly every company across all Parnassus Funds via email, virtual meetings or in person to reinforce our sustainable investment philosophy and approach. Our impact engagement program focused primarily on climate risk, environmental justice (EJ), strong workplaces, responsible use of AI, materiality assessments and proxy voting and reached over 75 companies. We saw improvements at engaged companies, including the setting of emissions-reduction targets at Monolithic

Power; improved workplace disclosures at CoStar Group and T-Mobile; commitments to perform materiality assessments at Align and BioMarin; and progress on EJ commitments at Nutrien and Republic Services. In addition, in Q4, through a collaborative engagement, a dominant AI chip and technology provider agreed to tangible actions to improve its management of human rights risks—an important commitment as the world encounters new uses and abuses of AI technology. Our 2023 Stewardship Report provides more information on our engagement strategy, companies engaged and outcomes achieved.

Shareholder Proposals: 2023 saw positive outcomes stemming from two successful shareholder proposals filed or co-filed by Parnassus: one at Apple seeking (and achieving) a worker rights assessment; and one at Becton Dickinson seeking (and achieving) an environmental justice report. In December, we filed two further shareholder proposals: one at an insurance data analytics company on the responsible use of AI; and another seeking non-punitive paid sick leave policies at a U.S. rail company. We will work toward the successful outcomes of these proposals in 2024.

Proxy Voting: Parnassus Funds voted 100% of votable annual and special shareholder meetings in 2023. The Funds voted against management recommendations 21% of the time—primarily due to Board composition concerns, over boarding, a failure to adequately set and oversee executive compensation and shareholder proposals. We supported shareholder proposals 63% of the time. Most shareholder proposals this year were governance-related, but also included votes on climate change, workplace and political activities disclosure.

2024 Priorities

As we close one year and embark on another, it’s impossible to overlook the swift pace of change, the divisiveness of local and global politics and the at-times seeming-inevitability of worsening climate change on our shared landscape. But there is reason for hope and optimism, and I see it every day through our investment and active ownership activities at Parnassus.

1 Our commitments are made with the expectation that governments will follow through on their own commitments to ensure the objectives of the Paris Agreement are met, and in the context of our duties to clients and unless otherwise prohibited by applicable law. In some asset classes or for some investment strategies, there are currently no generally accepted net zero methodologies. New technologies to meet net zero in some sectors or at some companies will be needed.

Annual Report • 2023

In 2024, our goal is to drive demonstrable improvements at portfolio companies, with an emphasis on i) climate risk, ii) responsible development and use of AI, iii) environmental justice and iv) strong workplaces. We will also engage companies on risks and opportunities that we believe are relevant to the value of your investment. We continue to seek opportunities to file and co-file shareholder proposals, as they have proven to be an effective tool to drive change as we aim to build value in our Funds. And we will continue to vote proxies in a manner that we believe is in the best interest of clients and shareholders of the Funds.

I look forward to seeing what 2024 will bring and to sharing more success stories with you as the year goes

on. Thank you for your continued trust and investment in the Parnassus Funds.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Annual Report • 2023

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2023, through December 31, 2023.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period
Parnassus Core Equity Fund – Investor Shares: Actual*	0.82%	$1,000.00	$1,080.90	$4.30
Hypothetical (5% before expenses)	0.82%	$1,000.00	$1,021.07	$4.18
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.61%	$1,000.00	$1,082.20	$3.20
Hypothetical (5% before expenses)	0.61%	$1,000.00	$1,022.13	$3.11
Parnassus Growth Equity Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,126.50	$4.50
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Parnassus Growth Equity Fund – Institutional Shares: Actual*	0.63%	$1,000.00	$1,127.40	$3.38
Hypothetical (5% before expenses)	0.63%	$1,000.00	$1,022.03	$3.21
Parnassus Value Equity Fund – Investor Shares: Actual*	0.88%	$1,000.00	$1,086.40	$4.63
Hypothetical (5% before expenses)	0.88%	$1,000.00	$1,020.77	$4.48
Parnassus Value Equity Fund – Institutional Shares: Actual*	0.65%	$1,000.00	$1,087.40	$3.42
Hypothetical (5% before expenses)	0.65%	$1,000.00	$1,021.93	$3.31
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.96%	$1,000.00	$1,078.40	$5.03
Hypothetical (5% before expenses)	0.96%	$1,000.00	$1,020.37	$4.89
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,079.30	$3.93
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.42	$3.82
Parnassus Mid Cap Growth Fund – Investor Shares: Actual*	0.80%	$1,000.00	$1,143.00	$4.32
Hypothetical (5% before expenses)	0.80%	$1,000.00	$1,021.17	$4.08
Parnassus Mid Cap Growth Fund – Institutional Shares: Actual*	0.68%	$1,000.00	$1,143.30	$3.67
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.58%	$1,000.00	$1,044.90	$2.99
Hypothetical (5% before expenses)	0.58%	$1,000.00	$1,022.28	$2.96
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.39%	$1,000.00	$1,045.50	$2.01
Hypothetical (5% before expenses)	0.39%	$1,000.00	$1,023.24	$1.99

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2023

Equities	Shares	Market Value ($)

Banks (3.4%)
Bank of America Corp.	28,361,450	954,930,022

Biotechnology (2.4%)
Gilead Sciences Inc.	8,126,991	658,367,541

Capital Markets (8.9%)
CME Group Inc., Class A	4,192,423	882,924,284
Intercontinental Exchange Inc.	6,682,503	858,233,860
S&P Global Inc.	1,689,119	744,090,702

		2,485,248,846

Chemicals (6.2%)
Linde plc	1,963,220	806,314,086
Nutrien Ltd.	6,536,646	368,209,269
The Sherwin-Williams Co.	1,740,470	542,852,593

		1,717,375,948

Commercial Services & Supplies (2.5%)
Waste Management Inc.	3,820,074	684,175,253

Containers & Packaging (2.6%)
Ball Corp. Ω	12,341,928	709,907,699

Diversified Financial Services (2.6%)
Fiserv Inc. [q]	5,390,678	716,097,666

Food & Staples Retailing (2.9%)
Costco Wholesale Corp.	616,216	406,751,857
Sysco Corp.	5,399,503	394,865,654

		801,617,511

Food Products (1.4%)
Mondelez International Inc., Class A	5,378,558	389,568,956

Health Care Providers & Services (2.0%)
The Cigna Group	1,843,118	551,921,685

Hotels Restaurants & Leisure (1.6%)
Marriott International Inc.	1,949,695	439,675,719

Household Durables (1.3%)
D.R. Horton Inc.	2,446,706	371,850,378

Household Products (1.6%)
The Procter & Gamble Co.	3,082,143	451,657,235

Insurance (2.3%)
Marsh & McLennan Co., Inc.	3,387,718	641,870,929

Interactive Media & Services (5.2%)
Alphabet Inc., Class A [q]	10,434,821	1,457,640,145

Equities	Shares	Market Value ($)

IT Services (3.4%)
Mastercard Inc., Class A	2,189,882	934,006,572

Life Sciences Tools & Services (4.0%)
Danaher Corp.	2,292,131	530,261,586
Thermo Fisher Scientific Inc.	1,099,141	583,413,051

		1,113,674,637

Machinery (4.0%)
Deere & Co.	2,776,596	1,110,277,443

Media (1.8%)
Charter Communications Inc., Class A [q]	1,285,757	499,748,031

Pharmaceuticals (2.1%)
Roche Holding AG, ADR [q]	16,137,647	584,666,951

Professional Services (2.8%)
Equifax Inc.	1,558,483	385,397,261
Verisk Analytics Inc.	1,681,702	401,691,340

		787,088,601

Road & Rail (0.6%)
Canadian Pacific Kansas City Ltd.	1,941,934	153,529,302

Semiconductors & Semiconductor Equipment (8.8%)
Applied Materials Inc.	3,549,240	575,225,327
Intel Corp.	15,825,474	795,230,069
NVIDIA Corp.	1,638,194	811,266,433
Texas Instruments Inc.	1,618,835	275,946,614

		2,457,668,443

Software (18.3%)
Adobe Inc. [q]	466,540	278,337,764
Intuit Inc.	1,061,307	663,348,714
Microsoft Corp.	4,787,887	1,800,437,027
Oracle Corp.	10,440,799	1,100,773,438
Salesforce Inc. [q]	4,724,048	1,243,085,991

		5,085,982,934

Specialty Retail (1.8%)
AutoZone Inc. [q]	193,288	499,767,386

Technology Hardware, Storage & Peripherals (4.5%)
Apple Inc.	6,555,548	1,262,139,656

Total investment in equities (99.0%) (cost $20,558,031,742)		27,520,455,489

Annual Report • 2023

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	01/14/2024	250,000	249,644
Community Vision Capital & Consulting	0.25%	01/31/2024	250,000	248,767
Self-Help Federal Credit Union	3.56%	02/17/2024	1,000,000	994,849
Self-Help Federal Credit Union	4.50%	10/16/2024	250,000	242,104

				1,735,364

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: Capitol National Bank, par 236,500; Citizen Bank & Trust Co., par 236,500; Farmers and Merchants Union Bank, par 20,952; First State Bank, par 236,500; First United Bank, par 236,500; Security First Bank, par 118,500; The Fairfield National Bank, par 205,048; United Mississippi Bank, par 236,500; Vision Bank National Association, par 236,500; Waumandee State Bank, par 236,500; (cost $1,983,956)	4.00%	03/14/2024	2,000,000	1,983,956

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	900,000	884,508
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	98,279
New Hampshire Community Loan Fund Inc.	1.00%	07/31/2024	500,000	482,623
Root Capital Inc.	1.00%	02/01/2024	200,000	198,981
Vermont Community Loan Fund Inc.	2.00%	04/15/2024	100,000	98,279

				1,762,670

Time Deposits (0.8%)
Citibank, New York	4.68%	01/02/2024	200,000,000	200,000,000
Sumitomo, Tokyo	4.68%	01/02/2024	27,233,287	27,233,287

				227,233,287

Total short-term securities (0.8%) (cost $232,715,277)				232,715,277

Total securities (99.8%) (cost $20,790,747,019)				27,753,170,766

Other assets and liabilities (0.2%)				45,164,159

Total net assets (100.0%)				27,798,334,925

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities has been classified as level 3.

plc Public Limited Company
AG Aktiengesellschaft
ADR American Depositary Receipt

Annual Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of December 31, 2023

Equities	Shares	Market Value ($)

Biotechnology (1.0%)
Vertex Pharmaceuticals Inc. [q]	738	300,285

Capital Markets (4.3%)
Ares Management Corp., Class A	5,482	651,919
S&P Global Inc.	1,515	667,388

		1,319,307

Chemicals (3.4%)
Linde plc	972	399,210
The Sherwin-Williams Co.	2,045	637,836

		1,037,046

Diversified Financial Services (7.4%)
Adyen N.V. ADR [q]	67,910	874,681
Visa Inc., Class A	5,280	1,374,648

		2,249,329

Entertainment (1.1%)
Netflix Inc. [q]	702	341,790

Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	894	590,112

Health Care Equipment & Supplies (1.8%)
Boston Scientific Corp. [q]	9,711	561,393

Health Care Providers & Services (2.6%)
UnitedHealth Group Inc.	1,544	812,870

Hotels, Restaurants & Leisure (4.2%)
Airbnb Inc., Class A [q]	2,216	301,686
Marriott International Inc., Class A	2,602	586,777
Yum! Brands Inc.	3,029	395,769

		1,284,232

Interactive Media & Services (5.9%)
Alphabet Inc., Class A [q]	12,801	1,788,172

IT Services (1.1%)
Cloudflare Inc., Class A [q]	3,919	326,296

Life Sciences Tools & Services (4.3%)
Danaher Corp.	2,648	612,588
Thermo Fisher Scientific Inc.	1,298	688,965

		1,301,553

Machinery (2.6%)
Deere & Co.	1,899	759,353

Media (1.7%)
Charter Communications Inc., Class A [q]	1,381	536,767

Multiline Retail (5.8%)
Amazon.com Inc. [q]	11,725	1,781,497

Equities	Shares	Market Value ($)

Pharmaceuticals (3.8%)
AstraZeneca plc, ADR	4,641	312,571
Eli Lilly & Co.	1,438	838,239

		1,150,810

Professional Services (1.9%)
Equifax Inc.	2,356	582,615

Road & Rail (2.1%)
Canadian Pacific Kansas City Ltd.	3,829	302,721
Old Dominion Freight Line Inc.	847	343,315

		646,036

Semiconductors & Semiconductor Equipment (9.1%)
Advanced Micro Devices Inc. [q]	3,625	534,361
Applied Materials Inc.	3,424	554,928
NVIDIA Corp.	2,547	1,261,325
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,068	423,072

		2,773,686

Software (24.2%)
Adobe Inc. [q]	1,092	651,487
Intuit Inc.	1,784	1,115,053
Microsoft Corp.	8,413	3,163,624
Palo Alto Networks Inc. [q]	1,885	555,849
Procore Technologies Inc. [q]	9,931	687,424
Salesforce Inc. [q]	4,647	1,222,811

		7,396,248

Technology Hardware, Storage & Peripherals (4.2%)
Apple Inc.	6,756	1,300,733

Textiles, Apparel & Luxury Goods (1.5%)
LVMH Moët Hennessy Louis Vuitton, ADR	2,807	455,997

Trading Companies & Distributors (1.9%)
Ferguson plc	3,046	588,091

Total investment in equities (97.8%) (cost $23,301,289)		29,884,218

Annual Report • 2023

Parnassus Growth Equity Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (1.5%)
Royal Bank of Canada, Toronto	4.68%	01/02/2024	442,526	442,526

Total short-term securities (1.5%) (cost $442,526)				442,526

Total securities (99.3%) (cost $23,743,815)				30,326,744

Other assets and liabilities (0.7%)				208,676

Total net assets (100.0%)				30,535,420

q This security is non-income producing.

plc Public Limited Company
N.V. Naamloze Vennootschap
ADR American Depositary Receipt

Annual Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of December 31, 2023

Equities	Shares	Market Value ($)

Air Freight & Logistics (1.5%)
FedEx Corp.	301,210	76,197,094

Banks (5.3%)
Bank of America Corp.	4,819,367	162,268,087
Citigroup Inc.	1,922,087	98,872,155

		261,140,242

Biotechnology (6.4%)
Biogen Inc. [q]	360,742	93,349,207
BioMarin Pharmaceutical Inc. [q]	832,295	80,249,884
Gilead Sciences Inc.	1,738,122	140,805,263

		314,404,354

Capital Markets (9.7%)
CME Group Inc., Class A	365,859	77,049,905
S&P Global Inc.	331,514	146,038,547
The Bank of New York Mellon Corp.	2,444,145	127,217,747
The Charles Schwab Corp.	1,868,905	128,580,664

		478,886,863

Chemicals (1.8%)
Nutrien Ltd.	1,564,307	88,117,413

Communications Equipment (1.4%)
Cisco Systems Inc.	1,324,420	66,909,698

Consumer Finance (2.3%)
American Express Co.	598,749	112,169,638

Containers & Packaging (2.9%)
Ball Corp. Ω	2,492,210	143,351,919

Diversified Financial Services (5.1%)
Fidelity National Information Services	1,795,778	107,872,384
Global Payments Inc.	1,128,745	143,350,615

		251,222,999

Diversified Telecommunication Services (4.0%)
Verizon Communications Inc.	5,210,892	196,450,628

Entertainment (1.7%)
The Walt Disney Co. [q]	926,321	83,637,523

Equity Real Estate Investment Trusts (3.6%)
CBRE Group Inc., Class A [q]	493,864	45,973,800
Simon Property Group Inc.	913,815	130,346,572

		176,320,372

Food & Staples Retailing (2.9%)
Sysco Corp.	1,975,976	144,503,125

Health Care Equipment & Supplies (3.6%)
Align Technology Inc. [q]	330,007	90,421,918
Baxter International Inc.	2,222,045	85,904,260

		176,326,178

Equities	Shares	Market Value ($)

Health Care Providers & Services (2.2%)
The Cigna Group	353,497	105,854,677

Household Durables (2.9%)
D.R. Horton Inc.	939,263	142,749,191

Independent Power & Renewable Electricity Producers (1.5%)
Brookfield Renewable Corp., Class A	2,572,928	74,074,597

Insurance (3.2%)
The Progressive Corp.	993,981	158,321,294

Interactive Media & Services (2.8%)
Alphabet Inc., Class A [q]	993,078	138,723,066

IT Services (4.0%)
Amdocs Ltd.	950,620	83,549,992
Mastercard Inc., Class A	265,769	113,353,136

		196,903,128

Life Sciences Tools & Services (4.2%)
Agilent Technologies Inc.	944,194	131,271,292
Bio-Rad Laboratories Inc., Class A [q]	237,790	76,780,013

		208,051,305

Machinery (5.1%)
Cummins Inc.	455,464	109,115,510
Deere & Co.	348,570	139,382,686

		248,498,196

Media (2.4%)
Comcast Corp., Class A	2,655,530	116,444,991

Road & Rail (2.2%)
Union Pacific Corp.	436,475	107,206,990

Semiconductors & Semiconductor Equipment (7.9%)
Intel Corp.	3,678,098	184,824,425
Micron Technology Inc.	1,796,456	153,309,555
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	476,163	49,520,952

		387,654,932

Software (5.5%)
Microsoft Corp.	322,580	121,302,983
Oracle Corp.	1,431,524	150,925,575

		272,228,558

Specialty Retail (2.2%)
Ross Stores Inc.	773,483	107,042,312

Technology Hardware, Storage & Peripherals (1.5%)
Western Digital Corp. [q]	1,414,870	74,096,742

Total investment in equities (99.8%) (cost $3,947,568,095)		4,907,488,025

Annual Report • 2023

Parnassus Value Equity Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	1.00%	10/06/2024	250,000	242,377
Community Vision Capital & Consulting	0.25%	03/31/2024	250,000	246,312
Self-Help Federal Credit Union	3.56%	02/25/2024	250,000	248,493

				737,182

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: First State Bank, par 156,398; United Mississippi Bank, par 236,500; Waumandee State Bank, par 107,102; (cost $495,989)	4.00%	03/14/2024	500,000	495,989

Community Development Loans (0.0%) a
Root Capital Inc.	1.00%	02/01/2024	100,000	99,490

Time Deposits (0.1%)
JPMorgan Chase, New York	4.68%	01/02/2024	2,568,374	2,568,374

Total short-term securities (0.1%) (cost $3,901,035)				3,901,035

Total securities (99.9%) (cost $3,951,469,130)				4,911,389,060

Other assets and liabilities (0.1%)				8,990,972

Total net assets (100.0%)				4,920,380,032

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

ADR American Depositary Receipt

Annual Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2023

Equities	Shares	Market Value ($)

Banks (1.8%)
Truist Financial Corp.	2,574,466	95,049,285

Biotechnology (1.5%)
BioMarin Pharmaceutical Inc. [q]	874,774	84,345,709

Capital Markets (5.8%)
Cboe Global Markets Inc.	1,060,783	189,413,412
The Bank of New York Mellon Corp.	2,357,679	122,717,192

		312,130,604

Chemicals (6.0%)
Nutrien Ltd.	1,996,769	112,477,998
The Sherwin-Williams Co.	681,300	212,497,470

		324,975,468

Commercial Services & Supplies (2.1%)
Republic Services Inc.	696,382	114,840,356

Containers & Packaging (3.1%)
Ball Corp. Ω	2,866,667	164,890,686

Distributors (2.0%)
Pool Corp.	272,880	108,799,985

Diversified Financial Services (4.1%)
Block Inc., Class A [q]	724,008	56,002,019
Fidelity National Information Services	2,727,138	163,819,180

		219,821,199

Electric Utilities (1.9%)
IDACORP Inc.	1,053,417	103,571,959

Equity Real Estate Investment Trusts (4.7%)
Alexandria Real Estate Equities Inc.	658,529	83,481,721
CBRE Group Inc., Class A [q]	626,309	58,303,105
SBA Communications Corp., Class A	440,477	111,744,610

		253,529,436

Food & Staples Retailing (3.0%)
Sysco Corp.	2,182,161	159,581,434

Health Care Equipment & Supplies (3.8%)
Hologic Inc. [q]	2,895,419	206,877,688

Hotels, Restaurants & Leisure (2.6%)
Hilton Worldwide Holdings Inc.	766,823	139,630,800

Household Durables (2.6%)
D.R. Horton Inc.	930,108	141,357,814

Independent Power & Renewable Electricity Producers (2.1%)
Brookfield Renewable Corp., Class A	3,918,476	112,812,924

Equities	Shares	Market Value ($)

Insurance (1.9%)
The Progressive Corp.	633,407	100,889,067

IT Services (2.3%)
Amdocs Ltd.	1,390,853	122,242,070

Life Sciences Tools & Services (9.4%)
Agilent Technologies Inc.	582,233	80,947,854
Avantor Inc. [q]	6,938,004	158,394,631
IQVIA Holdings Inc. [q]	756,159	174,960,069
Repligen Corp. [q]	508,100	91,356,380

		505,658,934

Machinery (9.2%)
CNH Industrial N.V. [q]	8,968,241	109,233,175
Otis Worldwide Corp.	1,651,732	147,780,462
Pentair plc	1,320,981	96,048,529
Xylem Inc.	1,278,509	146,210,289

		499,272,455

Professional Services (5.6%)
Broadridge Financial Solutions Inc.	684,123	140,758,307
TransUnion	2,401,412	165,001,019

		305,759,326

Road & Rail (2.1%)
Old Dominion Freight Line Inc.	278,444	112,861,707

Semiconductors & Semiconductor Equipment (4.5%)
KLA Corp.	264,784	153,918,939
Lam Research Corp.	112,438	88,068,188

		241,987,127

Software (11.7%)
Ansys Inc. [q]	265,871	96,479,268
Autodesk Inc. [q]	461,517	112,370,159
Fortinet Inc. [q]	1,007,130	58,947,319
Roper Technologies Inc.	326,806	178,164,827
Synopsys Inc. [q]	152,553	78,551,065
Workday Inc., Class A [q]	381,680	105,366,581

		629,879,219

Specialty Retail (4.9%)
O’Reilly Automotive Inc. [q]	104,360	99,150,349
Ross Stores Inc.	1,191,232	164,854,596

		264,004,945

Total investment in equities (98.7%) (cost $4,623,608,248)		5,324,770,197

Annual Report • 2023

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	4.00%	03/27/2024	250,000	247,650
Beneficial State Bank	4.00%	04/25/2024	250,000	246,858
Citizens Trust Bank	0.05%	01/14/2024	250,000	249,644
Self-Help Federal Credit Union	3.56%	02/17/2024	250,000	248,712

				992,864

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	300,000	294,836

Time Deposits (1.2%)
Royal Bank of Canada, Toronto	4.68%	01/02/2024	58,249,807	58,249,807
Sumitomo, Tokyo	4.68%	01/02/2024	10,280,746	10,280,746

				68,530,553

Total short-term securities (1.2%) (cost $69,818,253)				69,818,253

Total securities (99.9%) (cost $4,693,426,501)				5,394,588,450

Other assets and liabilities (0.1%)				4,212,026

Total net assets (100.0%)				5,398,800,476

q  This security is non-income producing.

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.

a  Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

N.V. Naamloze Vennootschap
plc Public Limited Company

Annual Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2023

Equities	Shares	Market Value ($)

Biotechnology (2.6%)
Alnylam Pharmaceuticals Inc. [q]	38,748	7,416,755
BioMarin Pharmaceutical Inc. [q]	142,279	13,718,541

		21,135,296

Building Products (2.6%)
Trane Technologies plc	89,740	21,887,586

Capital Markets (4.1%)
LPL Financial Holdings Inc.	31,644	7,202,807
Morningstar Inc.	94,728	27,114,943

		34,317,750

Chemicals (4.2%)
Nutrien Ltd.	223,897	12,612,118
The Sherwin-Williams Co.	72,133	22,498,283

		35,110,401

Commercial Services & Supplies (5.1%)
Cintas Corp.	42,986	25,905,943
Copart Inc. [q]	335,701	16,449,349

		42,355,292

Containers & Packaging (1.0%)
Ball Corp. Ω	145,700	8,380,664

Distributors (2.6%)
Pool Corp.	54,897	21,887,983

Diversified Financial Services (2.2%)
Adyen N.V. ADR [q]	720,125	9,275,210
Block Inc., Class A q	110,286	8,530,622

		17,805,832

Health Care Equipment & Supplies (5.5%)
Align Technology Inc. [q]	66,596	18,247,304
IDEXX Laboratories Inc. [q]	48,983	27,188,014

		45,435,318

Hotels, Restaurants & Leisure (2.4%)
Hilton Worldwide Holdings Inc.	108,531	19,762,410

Insurance (2.6%)
The Progressive Corp.	137,352	21,877,426

Life Sciences Tools & Services (8.7%)
Agilent Technologies Inc.	215,607	29,975,841
IQVIA Holdings Inc. [q]	83,124	19,233,231
Mettler-Toledo International Inc. [q]	12,755	15,471,305
Repligen Corp. [q]	42,024	7,555,915

		72,236,292

Equities	Shares	Market Value ($)

Media (2.3%)
The Trade Desk Inc., Class A [q]	263,326	18,948,939

Multiline Retail (2.7%)
MercadoLibre Inc. [q]	14,467	22,735,469

Professional Services (12.9%)
Broadridge Financial Solutions Inc.	111,530	22,947,298
CoStar Group Inc. [q]	348,207	30,429,810
Equifax Inc.	120,033	29,682,961
Verisk Analytics Inc.	98,580	23,546,819

		106,606,888

Road & Rail (3.0%)
Old Dominion Freight Line Inc.	60,229	24,412,621

Semiconductors & Semiconductor Equipment (8.1%)
KLA Corp.	35,771	20,793,682
Lam Research Corp.	11,075	8,674,605
Monolithic Power Systems Inc.	30,663	19,341,607
Teradyne Inc.	167,112	18,134,994

		66,944,888

Software (19.5%)
Ansys Inc. [q]	59,803	21,701,313
Cadence Design Systems Inc. [q]	54,507	14,846,071
Datadog Inc., Class A [q]	144,377	17,524,480
Fortinet Inc. [q]	359,337	21,031,995
Guidewire Software Inc. [q]	370,362	40,384,272
Procore Technologies Inc. [q]	125,868	8,712,583
Synopsys Inc. [q]	31,644	16,293,812
Workday Inc., Class A [q]	76,758	21,189,813

		161,684,339

Specialty Retail (5.1%)
O’Reilly Automotive Inc. [q]	18,413	17,493,823
Ross Stores Inc.	177,028	24,498,905

		41,992,728

Textiles, Apparel & Luxury Goods (2.1%)
Lululemon Athletica Inc. [q]	33,583	17,170,652

Total investment in equities (99.3%) (cost $578,122,607)		822,688,774

Annual Report • 2023

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	3.50%	01/15/2024	250,000	249,616
Citizens Trust Bank	0.05%	01/14/2024	200,000	199,715

				449,331

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2023 Participating depository institutions: First State Bank, par 236,500; United Mississippi Bank, par 236,500; Waumandee State Bank, par 27,000; (cost $495,989)	4.00%	03/14/2024	500,000	495,989

Community Development Loans (0.1%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	98,279
BlueHub Loan Fund Inc.	1.00%	04/15/2024	100,000	98,279
Root Capital Inc.	1.00%	02/01/2024	100,000	99,475
Vermont Community Loan Fund Inc.	2.00%	10/15/2024	100,000	95,279

				391,312

Time Deposits (0.6%)
Bank of Montreal, London	4.68%	01/02/2024	4,844,851	4,844,851

Total short-term securities (0.8%) (cost $6,181,483)				6,181,483

Total securities (100.1%) (cost $584,304,090)				828,870,257

Other assets and liabilities (-0.1%)				(590,232)

Total net assets (100.0%)				828,280,025

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
N.V. Naamloze Vennootschap
ADR American Depositary Receipt

Annual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2023

Exchange-Traded Funds	Interest Rate	Maturity Date	Shares	Market Value ($)

Mortgage Real Estate Investment Trusts (7.8%)
iShares MBS ETF			232,752	21,897,307

Total investment in exchange-traded funds (7.8%) (cost $21,099,805)				21,897,307

Preferred Stocks

Capital Markets (0.7%)
Morgan Stanley	4.25%	01/15/2027	100,000	1,907,000

Total investment in preferred stocks (0.7%) (cost $2,105,029)				1,907,000

Corporate Bonds			Principal Amount ($)

Air Freight & Logistics (2.4%)
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	3,500,000	3,385,907
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,712,466
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,617,860

				6,716,233

Airlines (2.2%)
Alaska Airlines 2020-1, Class B l	8.00%	08/15/2025	3,008,884	3,015,255
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	3,015,013

				6,030,268

Auto Components (0.9%)
APTIV plc	5.40%	03/15/2049	2,000,000	1,872,042
APTIV plc	4.15%	05/01/2052	1,000,000	794,709

				2,666,751

Banks (2.7%)
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,922,617
Bank of America Corp.	3.85%	03/08/2037	2,000,000	1,759,076
Citigroup Inc.	2.01%	01/25/2026	4,000,000	3,844,133

				7,525,826

Building Products (1.0%)
Masco Corp.	4.50%	05/15/2047	3,260,000	2,819,127

Capital Markets (2.2%)
Morgan Stanley	2.72%	07/22/2025	2,500,000	2,458,877
The Charles Schwab Corp.	3.75%	04/01/2024	1,500,000	1,492,275
The Charles Schwab Corp.	4.00%	06/01/2026	2,500,000	2,202,696

				6,153,848

Chemicals (1.7%)
International Flavor & Fragrances Inc.	5.00%	09/26/2048	3,300,000	2,806,391
The Sherwin-Williams Co.	4.50%	06/01/2047	2,000,000	1,837,470

				4,643,861

Annual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2023 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Consumer Finance (3.0%)
American Express Co.	4.05%	05/03/2029	3,500,000	3,468,285
Capital One Financial Corp.	2.62%	11/02/2032	2,000,000	1,602,276
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,455,884

				8,526,445

Containers & Packaging (1.4%)
Ball Corp.	4.88%	03/15/2026	4,000,000	3,985,391

Diversified Financial Services (1.9%)
Fiserv Inc.	4.40%	07/01/2049	2,000,000	1,768,573
Global Payments Inc.	5.95%	08/15/2052	3,500,000	3,577,853

				5,346,426

Diversified Telecommunication Services (1.0%)
Verizon Communications Inc.	2.85%	09/03/2041	3,750,000	2,781,403

Electric Utilities (1.3%)
Public Service Co. of Oklahoma	2.20%	08/15/2031	4,500,000	3,736,650

Electronic Equipment, Instruments & Components (1.0%)
Trimble Inc.	6.10%	03/15/2033	2,500,000	2,673,906

Equity Real Estate Investment Trusts (5.3%)
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,000,000	2,410,723
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,542,508
American Tower Corp.	3.70%	10/15/2049	4,000,000	3,038,868
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,976,556
Regency Centers LP	4.40%	02/01/2047	2,400,000	1,996,593
SBA Communications Corp.	3.88%	02/15/2027	4,000,000	3,842,373

				14,807,621

Food & Staples Retailing (1.6%)
Sysco Corp.	2.40%	02/15/2030	5,000,000	4,417,085

Food Products (1.3%)
McCormick & Co., Inc.	2.50%	04/15/2030	4,000,000	3,499,695

Health Care Equipment & Supplies (2.1%)
Baxter International Inc.	2.54%	02/01/2032	3,000,000	2,519,472
Becton, Dickinson and Co.	4.69%	12/15/2044	3,500,000	3,281,866

				5,801,338

Hotels, Restaurants & Leisure (1.2%)
Hilton Domestic Operating Company Inc. [l]	3.75%	05/01/2029	3,684,000	3,416,258

Insurance (0.5%)
The Progressive Corp.	8.18%	03/15/2024	1,500,000	1,486,875

Interactive Media & Services (0.3%)
Alphabet Inc.	2.05%	08/15/2050	1,500,000	944,690

Life Sciences Tools & Services (1.4%)
Agilent Technologies Inc.	2.75%	09/15/2029	4,250,000	3,890,409

Annual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2023 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Machinery (2.6%)
Pentair Finance SA	4.50%	07/01/2029	4,000,000	3,848,812
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,430,669

				7,279,481

Pharmaceuticals (1.0%)
Merck & Co., Inc.	1.90%	12/10/2028	3,250,000	2,925,993

Real Estate Investment Trust (0.7%)
Prologis LP	2.88%	11/15/2029	2,135,000	1,938,689

Road & Rail (1.6%)
Canadian Pacific Railway Co.	2.88%	11/15/2029	2,000,000	1,803,920
Canadian Pacific Railway Co.	4.70%	05/01/2048	3,000,000	2,735,745

				4,539,665

Semiconductors & Semiconductor Equipment (3.1%)
Intel Corp.	3.20%	08/12/2061	3,000,000	2,074,028
Micron Technology Inc.	2.70%	04/15/2032	4,000,000	3,364,821
Qorvo Inc. [l]	3.38%	04/01/2031	3,750,000	3,210,743

				8,649,592

Software (4.7%)
Autodesk Inc.	2.40%	12/15/2031	3,500,000	3,000,270
Oracle Corp.	6.13%	07/08/2039	4,000,000	4,264,576
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,210,597
Salesforce Inc.	1.50%	07/15/2028	3,000,000	2,671,605

				13,147,048

Specialty Retail (3.4%)
Lowe’s Companies Inc.	2.80%	09/15/2041	4,250,000	3,116,330
O’Reilly Automotive Inc.	4.20%	04/01/2030	3,500,000	3,376,632
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,928,204

				9,421,166

Textiles, Apparel & Luxury Goods (1.0%)
VF Corp.	6.00%	10/15/2033	2,000,000	1,944,455
VF Corp.	6.45%	11/01/2037	1,000,000	980,277

				2,924,732

Transportation Infrastructure (1.2%)
Avantor Funding Inc. [l]	4.63%	07/15/2028	3,500,000	3,381,700

Wireless Telecommunication Services (1.1%)
T-Mobile USA Inc.	4.38%	04/15/2040	3,500,000	3,167,512

Total investment in corporate bonds (56.8%) (cost $167,463,133)				159,245,684

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,929,307
European Investment Bank	1.63%	10/09/2029	2,000,000	1,760,861
European Investment Bank	0.75%	09/23/2030	2,000,000	1,625,133
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,907,553

Annual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2023 (continued)

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,212,903
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,725,886
International Finance Corp.	4.39%	01/15/2027	4,000,000	4,033,575

Total investment in supranational bonds (8.3%) (cost $25,118,421)				23,195,218

U.S. Government Agency Bonds
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,938,451
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,706,131

Total investment in U.S. government agency bonds (3.1%) (cost $8,808,568)				8,644,582

U.S. Government Treasury Bonds
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,995,407
U.S. Treasury	2.50%	05/31/2024	2,000,000	1,977,656
U.S. Treasury	2.25%	11/15/2024	1,500,000	1,466,426
U.S. Treasury	3.87%	03/31/2025	2,000,000	1,982,656
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,878,750
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,890,078
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,853,984
U.S. Treasury	3.63%	05/15/2026	3,000,000	2,966,133
U.S. Treasury	1.88%	07/31/2026	2,000,000	1,892,656
U.S. Treasury	4.63%	10/15/2026	3,500,000	3,553,594
U.S. Treasury	3.63%	03/31/2028	2,500,000	2,474,805
U.S. Treasury	4.63%	09/30/2028	3,000,000	3,099,492
U.S. Treasury	3.75%	05/31/2030	2,500,000	2,481,250
U.S. Treasury	4.13%	11/15/2032	2,500,000	2,545,996
U.S. Treasury	3.50%	02/15/2033	3,000,000	2,914,922
U.S. Treasury	3.38%	05/15/2033	1,500,000	1,442,578
U.S. Treasury	3.25%	05/15/2042	5,000,000	4,403,320
U.S. Treasury	4.00%	11/15/2042	4,500,000	4,389,258
U.S. Treasury	4.38%	08/15/2043	5,250,000	5,378,789
U.S. Treasury	4.75%	11/15/2043	2,000,000	2,152,813
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,645,781
U.S. Treasury	1.25%	05/15/2050	5,000,000	2,709,766

Total investment in U.S. government treasury bonds (21.1%) (cost $61,755,265)				59,096,110

Total investment in long-term securities (97.8%) (cost $286,350,221)				273,985,901

Short-Term Securities

Certificates of Deposit (0.1%) a
Beneficial State Bank	4.07%	10/23/2024	250,000	241,913
Citizens Trust Bank	1.00%	10/06/2024	250,000	242,377

				484,290

Annual Report • 2023

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2023 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (1.3%)
ANZ, London	4.68%	01/02/2024	3,754,068	3,754,068

Total short-term securities (1.4%) (cost $4,238,358)				4,238,358

Total securities (99.2%) (cost $290,588,579)				278,224,259

Other assets and liabilities (0.8%)				2,192,265

Total net assets (100.0%)				280,416,524

[l] Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2023, the aggregate value is $13,023,956, which is 4.64% of net assets.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

MBS Mortgage-Backed Securities
ETF Exchange-Traded Fund
plc Public Limited Company
LP Limited Partnership
SA Société Anonyme

Annual Report • 2023

Statement of Assets and Liabilities

December 31, 2023

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund

Assets

Investments in stocks, exchange-traded funds and bonds, at market value – Unaffiliated (cost $19,599,674,368, $23,301,289, $3,800,551,001, $4,398,709,676, $569,791,110, $286,350,221)	$26,810,547,790	$29,884,218	$4,764,136,106

Investments in stocks, at market value – Affiliated

(cost of $958,357,374, $0, $147,017,094, $224,898,572, $8,331,497, $0)	709,907,699	-	143,351,919

Investments in short-term securities

(at cost which approximates market value)	232,715,277	442,526	3,901,035

Receivables

Investment securities sold	149,222,357	-	9,797,281

Dividends and interest	44,165,740	25,751	6,303,406

Capital shares sold	14,998,139	168,102	1,950,154

Due from Parnassus Investments	-	10,163	-

Other assets	273,654	32,050	68,721

Total assets	$27,961,830,656	$30,562,810	$4,929,508,622

Liabilities

Payable for investment securities purchased	124,623,878	-	-

Capital shares redeemed	22,386,248	4,686	5,752,610

Fees payable to Parnassus Investments	13,465,155	-	2,683,779

Accounts payable and accrued expenses	3,020,450	22,704	692,201

Total liabilities	$163,495,731	$27,390	$9,128,590

Net assets	$27,798,334,925	$30,535,420	$4,920,380,032

Net assets consist of

Capital paid-in	20,219,559,791	23,783,654	3,956,726,135

Total Distributable Earnings	7,578,775,134	6,751,766	963,653,897

Total net assets	$27,798,334,925	$30,535,420	$4,920,380,032

Net asset value and offering per share

Net assets investor shares	$12,929,825,700	$8,006,430	$3,267,439,064

Net assets institutional shares	$14,868,509,225	$22,528,990	$1,652,940,968

Shares outstanding investor shares	234,598,362	375,947	64,654,125

Shares outstanding institutional shares	269,064,076	1,057,451	32,640,584

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$55.11	$21.30	$50.54

Institutional shares	$55.26	$21.30	$50.64

Annual Report • 2023

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$5,159,879,511	$814,308,110	$273,985,901

164,890,686	8,380,664	-

69,818,253	6,181,483	4,238,358

6,786,224	-	-

3,664,990	302,878	2,264,966

3,680,446	90,054	390,834

-	-	-

141,296	22,005	15,034

$5,408,861,406	$829,285,194	$280,895,093

-	-	-

5,795,222	346,255	288,644

3,295,616	435,507	69,002

970,092	223,407	120,923

$10,060,930	$1,005,169	$478,569

$5,398,800,476	$828,280,025	$280,416,524

4,640,760,273	573,332,167	345,324,577

758,040,203	254,947,858	(64,908,053)

$5,398,800,476	$828,280,025	$280,416,524

$1,477,106,341	$645,243,426	$118,945,459

$3,921,694,135	$183,036,599	$161,471,065

39,655,665	11,612,035	7,992,591

104,801,908	3,278,570	10,843,448

$37.25	$55.57	$14.88

$37.42	$55.83	$14.89

Annual Report • 2023

Statement of Operations

Year Ended December 31, 2023

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund

Investment income

Dividends – Unaffiliated	$337,566,829	$171,877	$95,340,122

Dividends – Affiliated	9,372,381	-	1,875,866

Interest	16,077,261	22,185	3,114,727

Securities lending	5,858	-	13,796

Other income	59	-	-

Foreign withholding tax	(3,915,829)	(6,861)	(302,481)

Total investment income	$359,106,559	$187,201	$100,042,030

Expenses

Investment advisory fees	148,165,102	151,412	31,049,570

Transfer agent fees

Investor shares	188,778	35,207	126,751

Institutional shares	91,298	31,732	54,573

Fund administration	8,036,546	6,243	1,447,532

Service provider fees	23,740,006	4,545	6,496,456

Reports to shareholders	1,097,709	3,611	230,202

Registration fees and expenses	543,433	22,794	311,097

Custody fees	1,303,446	5,041	99,725

Overdraft charges	9	-	2

Professional fees	404,899	63,599	74,759

Trustee fees and expenses	922,774	501	167,608

Proxy voting fees	3,997	1,536	3,997

Pricing service fees	8,202	7,501	8,202

Amorization of offering costs	-	62,117	-

Other expenses	294,679	14,296	65,616

Total expenses	$184,800,878	$410,135	$40,136,090

Fees waived and expenses reimbursed by Parnassus Investments	(1,346,152)	(276,081)	(2,589,627)

Net expenses	$183,454,726	$134,054	$37,546,463

Net investment gain (loss)	$175,651,833	$53,147	$62,495,567

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions – Unaffiliated	1,902,861,240	603,573	73,680,697

Net realized loss from securities transactions – Affiliated	(19,247,502)	-	-

Net change in unrealized appreciation of securities – Unaffiliated	3,646,237,889	6,623,223	458,078,383

Net change in unrealized appreciation of securities – Affiliated	83,386,231	-	13,318,223

Net realized and unrealized gain on securities	$5,613,237,858	$7,226,796	$545,077,303

Net increase in net assets resulting from operations	$5,788,889,691	$7,279,943	$607,572,870

Annual Report • 2023

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$65,667,359	$2,916,681	$600,468

2,496,131	281,416	-

2,813,315	481,723	9,696,930

8,057	2,135	137,036

-	-	-

(562,329)	(62,354)	-

$70,422,533	$3,619,601	$10,434,434

40,224,639	4,519,663	1,326,300

75,986	165,831	75,317

41,932	41,656	39,759

1,761,012	225,429	84,349

3,602,768	584,974	207,581

647,543	29,967	13,111

260,198	72,938	68,014

126,380	19,684	11,260

98	93	2,808

104,276	54,070	37,022

211,089	24,663	9,919

3,997	3,997	-

8,202	8,202	9,760

-	-	-

85,998	19,721	18,421

$47,154,118	$5,770,888	$1,903,621

(981,806)	(133,821)	(602,826)

$46,172,312	$5,637,067	$1,300,795

$24,250,221	$(2,017,466)	$9,133,639

112,711,133	33,282,272	(17,069,548)

(14,656,545)	(240,385)	-

484,373,480	192,764,675	25,853,643

31,173,297	49,167	-

$613,601,365	$225,855,729	$8,784,095

$637,851,586	$223,838,263	$17,917,734

Annual Report • 2023

Statement of Changes in Net Assets

December 31, 2023

	Parnassus Core Equity Fund		Parnassus Growth Equity Fund		Parnassus Value Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022*	Year Ended December 31, 2023	Year Ended December 31, 2022

Investment income from operations

Net investment income (loss)	$175,651,833	$143,846,498	$53,147	$2,754	$62,495,567	$58,202,196

Net realized gain (loss) from securities transactions	1,883,613,738	1,867,100,477	603,573	-	73,680,697	35,137,344

Net change in unrealized appreciation (depreciation) of securities	3,729,624,120	(7,954,401,911)	6,623,223	(40,294)	471,396,606	(877,319,494)

Increase (decrease) in net assets resulting from operations	$5,788,889,691	$(5,943,454,936)	$7,279,943	$(37,540)	$607,572,870	$(783,979,954)

Net Dividends and Distributions

Investor shares	(748,675,071)	(1,063,382,998)	(118,942)	-	(57,508,798)	(87,532,175)

Institutional shares	(885,452,302)	(1,229,863,098)	(392,106)	-	(32,490,513)	(45,464,453)

Distributions to shareholders	$(1,634,127,373)	$(2,293,246,096)	$(511,048)	$-	$(89,999,311)	$(132,996,628)

Capital share transactions

Investor shares

Proceeds from sale of shares	1,429,730,222	1,684,009,933	7,561,832	228,100	568,039,536	922,242,432

Reinvestment of dividends	742,926,535	1,055,480,341	117,437	-	56,362,215	85,655,409

Shares repurchased	(2,351,510,214)	(3,080,145,758)	(936,797)	-	(791,711,396)	(1,060,581,455)

Institutional shares

Proceeds from sale of shares	2,765,300,719	3,464,885,127	6,109,966	10,610,000	370,760,683	640,221,131

Reinvestment of dividends	824,897,458	1,156,364,998	389,407	-	27,806,425	39,704,163

Shares repurchased	(3,677,956,769)	(4,409,107,220)	(275,880)	-	(434,725,087)	(527,400,325)

Increase (decrease) in net assets from capital share transactions	(266,612,049)	(128,512,579)	12,965,965	10,838,100	(203,467,624)	99,841,355

Increase (decrease) in net assets	$3,888,150,269	$(8,365,213,611)	$19,734,860	$10,800,560	$314,105,935	$(817,135,227)

Net Assets

Beginning of year	23,910,184,656	32,275,398,267	10,800,560	-	4,606,274,097	5,423,409,324

End of year	$27,798,334,925	$23,910,184,656	$30,535,420	$10,800,560	$4,920,380,032	$4,606,274,097

Shares issued and redeemed

Investor shares

Shares sold	27,589,143	30,748,073	403,821	15,211	12,182,448	18,748,816

Shares issued through dividend reinvestment	14,200,348	22,093,827	5,608	-	1,161,573	1,872,787

Shares repurchased	(45,353,199)	(57,642,786)	(48,693)	-	(16,896,050)	(22,174,796)

Institutional shares

Shares sold	53,206,007	64,432,059	346,058	707,333	7,868,346	13,135,857

Shares issued through dividend reinvestment	15,720,432	24,111,161	18,596	-	570,584	866,137

Shares repurchased	(70,675,669)	(83,199,326)	(14,536)	-	(9,269,262)	(11,114,470)

Net increase (decrease) in shares outstanding

Investor shares	(3,563,708)	(4,800,886)	360,736	15,211	(3,552,029)	(1,553,193)

Institutional shares	(1,749,230)	5,343,894	350,118	707,333	(830,332)	2,887,524

* For the period December 28, 2022 (commencement of operations) through December 31, 2022.

Annual Report • 2023

Parnassus Mid Cap Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$24,250,221	$16,166,712	$(2,017,466)	$(2,594,363)	$9,133,639	$9,508,732

98,054,588	215,786,625	33,041,887	3,188,644	(17,069,548)	(35,802,352)

515,546,777	(2,081,773,777)	192,813,842	(368,643,831)	25,853,643	(38,807,198)

$637,851,586	$(1,849,820,440)	$223,838,263	$(368,049,550)	$17,917,734	$(65,100,818)

(35,431,185)	(90,530,856)	(17,988,852)	(6,443,963)	(4,001,945)	(4,251,030)

(96,571,449)	(194,470,220)	(4,910,790)	(1,818,430)	(4,970,263)	(5,125,915)

$(132,002,634)	$(285,001,076)	$(22,899,642)	$(8,262,393)	$(8,972,208)	$(9,376,945)

165,924,493	343,752,129	27,028,916	25,983,826	19,600,024	39,065,460

34,261,123	88,137,712	17,626,660	6,311,410	3,865,642	4,151,519

(843,213,613)	(867,049,543)	(70,413,362)	(103,716,081)	(40,475,030)	(105,655,203)

885,175,226	1,219,382,258	16,472,593	21,164,586	43,570,687	64,854,293

88,763,680	177,295,790	4,589,891	1,705,879	4,607,953	4,846,523

(1,515,164,518)	(1,423,274,318)	(26,449,136)	(34,512,918)	(38,123,601)	(118,479,198)

(1,184,253,609)	(461,755,972)	(31,144,438)	(83,063,298)	(6,954,325)	(111,216,606)

$(678,404,657)	$(2,596,577,488)	$169,794,183	$(459,375,241)	$1,991,201	$(185,694,369)

6,077,205,133	8,673,782,621	658,485,842	1,117,861,083	278,425,323	464,119,692

$5,398,800,476	$6,077,205,133	$828,280,025	$658,485,842	$280,416,524	$278,425,323

4,788,590	9,136,788	548,287	533,258	1,350,182	2,499,176

992,424	2,594,554	352,181	145,223	267,847	274,893

(24,399,581)	(23,275,400)	(1,450,794)	(2,201,082)	(2,819,587)	(6,964,796)

25,476,890	32,463,732	327,727	425,678	3,024,457	4,201,123

2,546,029	5,186,746	91,287	39,126	319,129	320,930

(43,818,164)	(38,630,488)	(542,010)	(740,032)	(2,638,092)	(7,948,851)

(18,618,567)	(11,544,058)	(550,326)	(1,522,601)	(1,201,558)	(4,190,727)

(15,795,245)	(980,010)	(122,996)	(275,228)	705,494	(3,426,798)

Annual Report • 2023

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end investment management companies, and are comprised of six separate funds (each a “Fund” and, collectively, the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Value Equity Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Growth Equity Fund which commenced operation on December 28, 2022. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives and investment strategies. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund. Effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund. The Parnassus Value Equity Fund was known as the Parnassus Endeavor Fund from May 1, 2014—December 29, 2022. Prior to that it was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

Each Fund operates as a separate investment company that applies the accounting and reporting guidance issued in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies issued by the Financial Accounting Standards Board (“FASB”). The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in-first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, and administrative and shareholder service fees, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. When market quotations are not readily available the Funds’ valuation designee determines the fair value pursuant to duly adopted fair value methodologies. In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment manager as its valuation designee.

Equity securities and exchange-traded funds that are listed or traded on a national securities exchange are stated at market value, based on recorded closing

Annual Report • 2023

Notes to Financial Statements (continued)

sales on the exchange or at the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Investments in registered investment companies are valued at their net asset value.

Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services selected by the valuation designee, based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services selected by the valuation designee, based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information.

As noted above, investments where market quotations are not readily available are priced at their fair value, in accordance with fair value methodologies established by the valuation designee. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 4.50% with maturities of one year or less. In determining fair value, the investment manager may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow ASC Topic 820, Fair Value Measurements and Disclosure issued by the FASB, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of the loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The Agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the Agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned

Annual Report • 2023

Notes to Financial Statements (continued)

and continue to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but do not have the proxy voting rights with respect to loaned securities. The portfolio managers of the Funds have the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio managers, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2023, The Parnassus Funds did not have any securities on loan.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact, as determined by the Funds’ investment adviser. Generally, there is no secondary market on loan funds and thus loan funds are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Value Equity Fund and Parnassus Mid Cap Growth Fund have entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to those identified below. Please refer to the Funds’ current prospectus and statement of additional information for more information on the risks associated with investing in the Funds.

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment manager attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Annual Report • 2023

Notes to Financial Statements (continued)

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2020 or state taxing authorities before 2019.

Tax Matters and Distributions

At December 31, 2023, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$20,806,665,690	$23,736,192	$3,957,513,946	$4,708,960,596	$584,724,074	$290,775,035
Gross unrealized appreciation	$7,488,825,364	$6,749,856	$1,094,989,492	$931,356,222	$254,146,623	$4,674,392
Gross unrealized depreciation	$(542,320,288)	$(159,304)	$(141,114,379)	$(245,728,368)	$(10,000,440)	$(17,225,169)
Net unrealized appreciation (depreciation)	$6,946,505,076	$6,590,552	$953,875,113	$685,627,854	$244,146,183	$(12,550,777)
Distributable earnings - ordinary income	$178,124,416	$669,508	$62,495,567	$23,683,582	$-	$9,075,118
Distributable earnings - long-term capital gains	$1,893,398,805	$-	$46,673,861	$92,679,968	$33,461,871	$-

Annual Report • 2023

Notes to Financial Statements (continued)

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Undistributed earnings - ordinary income	$13,734,143	$161,214	$3,526,571	$387,593	$-	$181,309
Undistributed earnings - long-term capital gains	$618,535,915	$-	$6,252,235	$72,024,756	$10,801,675	$-

	Parnassus Core Equity Fund		Parnassus Growth Equity Fund		Parnassus Value Equity Fund
Distributions paid from:	2023	2022	2023	2022	2023	2022
Ordinary Income	$184,140,171	$143,253,680	$511,048	$-	$62,002,368	$56,999,258
Long-term capital gains	$1,449,987,202	$2,149,992,416	$-	$-	$27,996,943	$75,997,370
Total distributions	$1,634,127,373	$2,293,246,096	$511,048	$-	$89,999,311	$132,996,628

	Parnassus Mid Cap Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Distributions paid from:	2023	2022	2023	2022	2023	2022
Ordinary Income	$26,996,519	$10,002,178	$-	$-	$8,972,208	$9,266,821
Long-term capital gains	$105,006,115	$274,998,898	$22,899,642	$8,262,393	$-	$110,124
Total distributions	$132,002,634	$285,001,076	$22,899,642	$8,262,393	$8,972,208	$9,376,945

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2023. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of earnings and profits distributed to shareholders on redemption of shares, net operating losses, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of December 31, 2023, Parnassus Fixed Income Fund had a net short-term capital loss carry forward of $11,573,202 and a net long-term capital loss carry forward of $40,965,382.

Fund	Increase/Decrease in Total Distributable Earnings	Increase/Decrease in Aggregate Capital Paid-In
Parnassus Core Equity Fund	$(145,338,639)	$145,338,639
Parnassus Growth Equity Fund	20,411	(20,411)
Parnassus Value Equity Fund	(17,897,089)	17,897,089
Parnassus Mid Cap Fund	(8,719,916)	8,719,916
Parnassus Mid Cap Growth Fund	1,072,329	(1,072,329)

Annual Report • 2023

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2023, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$1,957,388,176	$-	$-	$1,957,388,176

Consumer Discretionary	1,311,293,483	-	-	1,311,293,483

Consumer Staples	1,642,843,703	-	-	1,642,843,703

Financials	5,732,154,034	-	-	5,732,154,034

Health Care	2,908,630,814	-	-	2,908,630,814

Industrials	2,735,070,599	-	-	2,735,070,599

Information Technology	8,805,791,033	-	-	8,805,791,033

Materials	2,427,283,647	-	-	2,427,283,647

Short-Term Investments	227,233,287	-	5,481,990	232,715,277
Total	$27,747,688,776	$-	$5,481,990	$27,753,170,766

Parnassus Growth Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$2,666,729	$-	$-	$2,666,729

Consumer Discretionary	3,521,726	-	-	3,521,726

Consumer Staples	590,112	-	-	590,112

Financials	3,568,636	-	-	3,568,636

Health Care	4,126,911	-	-	4,126,911

Industrials	2,576,095	-	-	2,576,095

Information Technology	11,796,963	-	-	11,796,963

Materials	1,037,046	-	-	1,037,046

Short-Term Investments	442,526	-	-	442,526
Total	$30,326,744	$-	$-	$30,326,744

Parnassus Value Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$535,256,208	$-	$-	$535,256,208

Consumer Discretionary	249,791,503	-	-	249,791,503

Consumer Staples	144,503,125	-	-	144,503,125

Financials	1,375,094,172	-	-	1,375,094,172

Health Care	804,636,514	-	-	804,636,514

Industrials	431,902,280	-	-	431,902,280

Information Technology	884,439,922	-	-	884,439,922

Materials	231,469,333	-	-	231,469,333

Real Estate	176,320,371	-	-	176,320,371

Utilities	74,074,597	-	-	74,074,597

Short-Term Investments	2,568,374	-	1,332,661	3,901,035
Total	$4,910,056,399	$-	$1,332,661	$4,911,389,060

Annual Report • 2023

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$653,793,544	$-	$-	$653,793,544

Consumer Staples	159,581,434	-	-	159,581,434

Financials	727,890,155	-	-	727,890,155

Health Care	796,882,331	-	-	796,882,331

Industrials	1,032,733,843	-	-	1,032,733,843

Information Technology	994,108,417	-	-	994,108,417

Materials	489,866,154	-	-	489,866,154

Real Estate	253,529,436	-	-	253,529,436

Utilities	216,384,883	-	-	216,384,883

Short-Term Investments	68,530,553	-	1,287,700	69,818,253
Total	$5,393,300,750	$-	$1,287,700	$5,394,588,450

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$18,948,939	$-	$-	$18,948,939

Consumer Discretionary	123,549,242	-	-	123,549,242

Financials	74,001,009	-	-	74,001,009

Health Care	138,806,906	-	-	138,806,906

Industrials	164,832,575	-	-	164,832,575

Information Technology	228,629,228	-	-	228,629,228

Materials	43,491,065	-	-	43,491,065

Real Estate	30,429,810	-	-	30,429,810

Short-Term Investments	4,844,851	-	1,336,632	6,181,483
Total	$827,533,625	$-	$1,336,632	$828,870,257

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$21,897,307	$-	$-	$21,897,307

Preferred Stocks	1,907,000	-	-	1,907,000

Corporate Bonds	-	159,245,684	-	159,245,684

Supranational Bonds	-	23,195,218	-	23,195,218

U.S. Government Agency Bonds	-	8,644,582	-	8,644,582

U.S. Government Treasury Bonds	-	59,096,110	-	59,096,110

Short-Term Investments	3,754,068	-	484,290	4,238,358
Total	$27,558,375	$250,181,594	$484,290	$278,224,259

Annual Report • 2023

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2023:

	Parnassus Core Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2022	$5,481,925	$1,332,504	$1,287,761	$1,336,592	$483,913

Discounts/premiums amortization	65	157	(61)	40	377

Purchases	5,550,000	1,350,000	1,300,000	1,350,000	500,000

Sales	(5,550,000)	(1,350,000)	(1,300,000)	(1,350,000)	(500,000)
Balance as of December 31, 2023	$5,481,990	$1,332,661	$1,287,700	$1,336,632	$484,290

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,719,320	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$1,762,670	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Value Equity Fund
Certificates of Deposit	$1,233,171	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$99,490	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$992,864	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$294,836	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$945,320	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$391,312	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$484,290	Liquidity Discount	Discount for Lack of Marketability	4%

Annual Report • 2023

Notes to Financial Statements (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

The Funds’ valuation designee has adopted fair value pricing methodologies to fair value each Fund’s securities when market prices are not “readily available” or are unreliable. Determination of a fair value by the valuation designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. Fair value determinations are made in accordance with the duly adopted fair value pricing methodologies. The valuation designee provides quarterly and annual reports to the Funds’ Trustees in connection the Trustees’ obligation to oversee the valuation designee.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$141,623,604	$7,281,225,038	$22,464,795	$9,232,551,739
Parnassus Growth Equity Fund	-	19,029,362	-	6,915,964
Parnassus Value Equity Fund	38,238,419	1,354,821,586	-	1,571,337,389
Parnassus Mid Cap Fund	14,578,913	2,378,168,022	16,022,013	3,696,709,155
Parnassus Mid Cap Growth Fund	20,778,519	322,125,579	12,206,637	388,844,094
Parnassus Fixed Income Fund	-	129,826,753	-	140,080,498

The above includes purchases and sales of U.S. Government securities in the amount of $42,148,712 and $27,838,983, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments, LLC, the investment manager to the Funds (the “Advisor”), is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Growth Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of the net assets of the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares.

Parnassus Value Equity Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.88% of net assets for the Parnassus Value Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares.

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.96% of the net assets of the Parnassus Mid Cap Fund – Investor

Annual Report • 2023

Notes to Financial Statements (continued)

Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares.

Parnassus Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.80% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.82% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares.

Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2023, Parnassus Investments has contractually agreed to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.03% of average net assets under this agreement for the year ended December 31, 2023.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

Annual Report • 2023

Notes to Financial Statements (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Additionally, as defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated companies’ outstanding shares or has the power to exercise control over management or policies of such company. During the year ended December 31, 2023, investments in “affiliated companies” were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Parnassus Core Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$526,610,161	$141,623,604	$22,464,795	$(19,247,502)	$83,386,231	$709,907,699	12,341,928	$9,372,381

Total Affiliates	$526,610,161	$141,623,604	$22,464,795	$(19,247,502)	$83,386,231	$709,907,699	12,341,928	$9,372,381

Parnassus Value Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$91,795,277	$38,238,419	$-	$-	$13,318,223	$143,351,919	2,492,210	$1,875,866

Total Affiliates	$91,795,277	$38,238,419	$-	$-	$13,318,223	$143,351,919	2,492,210	$1,875,866

Parnassus Mid Cap Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$149,817,034	$14,578,913	$16,022,013	$(14,656,545)	$31,173,297	$164,890,686	2,866,667	$2,496,131
Total Affiliates	$149,817,034	$14,578,913	$16,022,013	$(14,656,545)	$31,173,297	$164,890,686	2,866,667	$2,496,131

Parnassus Mid Cap Growth Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$-	$20,778,519	$12,206,637	$(240,385)	$49,167	$8,380,664	145,700	$281,416
Total Affiliates	$-	$20,778,519	$12,206,637	$(240,385)	$49,167	$8,380,664	145,700	$281,416

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

Annual Report • 2023

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Annual Report • 2023

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the year ended December 31, 2023 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
2023	$46.92	$0.29		$11.21	$11.50	$(0.31)	$(3.00)	$(3.31)
2022	63.41	0.23		(11.97)	(11.74)	(0.23)	(4.52)	(4.75)
2021	53.65	0.23		14.46	14.69	(0.53)	(4.40)	(4.93)
2020	47.03	0.33		9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36		11.45	11.81	(0.34)	(3.43)	(3.77)
Parnassus Core Equity Fund – Institutional Shares
2023	47.03	0.40		11.25	11.65	(0.42)	(3.00)	(3.42)
2022	63.55	0.34		(12.00)	(11.66)	(0.34)	(4.52)	(4.86)
2021	53.75	0.36		14.49	14.85	(0.65)	(4.40)	(5.05)
2020	47.10	0.44		9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46		11.47	11.93	(0.45)	(3.43)	(3.88)
Parnassus Growth Equity Fund – Investor Shares
2023	14.95	0.02		6.68	6.70	(0.35)	-	(0.35)
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-
Parnassus Growth Equity Fund – Institutional Shares
2023	14.95	0.05		6.68	6.73	(0.38)	-	(0.38)
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-
Parnassus Value Equity Fund – Investor Shares
2023	45.27	0.59		5.57	6.16	(0.60)	(0.29)	(0.89)
2022	54.03	0.53		(7.99)	(7.46)	(0.54)	(0.76)	(1.30)
2021	48.31	0.69		14.08	14.77	(0.97)	(8.08)	(9.05)
2020	38.18	0.28		10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25		9.36	9.61	(0.30)	-	(0.30)
Parnassus Value Equity Fund – Institutional Shares
2023	45.36	0.70		5.58	6.28	(0.71)	(0.29)	(1.00)
2022	54.10	0.64		(8.00)	(7.36)	(0.62)	(0.76)	(1.38)
2021	48.36	0.80		14.11	14.91	(1.09)	(8.08)	(9.17)
2020	38.19	0.36		10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34		9.36	9.70	(0.40)	-	(0.40)
Parnassus Mid Cap Fund – Investor Shares
2023	33.88	0.10		4.13	4.23	(0.14)	(0.72)	(0.86)
2022	45.20	0.03		(9.78)	(9.75)	-	(1.57)	(1.57)
2021	40.78	(0.04)		6.66	6.62	(0.01)	(2.19)	(2.20)
2020	35.63	0.12		5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17		8.08	8.25	(0.18)	(1.30)	(1.48)

Annual Report • 2023

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$55.11	24.93%		$12,929,826	0.82%		0.82%		0.56%		29.01%
46.92	(18.61)		11,173,977	0.85		0.82		0.42		39.63
63.41	27.55		15,405,636	0.82		0.82		0.38		25.82
53.65	21.19		11,906,386	0.84		0.84		0.69		37.15
47.03	30.69		9,998,994	0.86		0.86		0.78		36.88

55.26	25.21		14,868,509	0.62		0.61		0.77		29.01
47.03	(18.45)		12,736,208	0.62		0.61		0.64		39.63
63.55	27.81		16,869,763	0.61		0.61		0.60		25.82
53.75	21.47		11,320,933	0.62		0.62		0.91		37.15
47.10	30.96		8,660,689	0.63		0.63		1.02		36.88

21.30	44.82		8,006	2.89		0.84		0.10		34.94
14.95	(0.33	)(h)	227	7.83	(g)	0.84	(g)	3.52	(g)	-

21.30	45.09		22,529	1.86		0.63		0.30		34.94
14.95	(0.33	)(h)	10,573	2.30	(g)	0.63	(g)	3.11	(g)	-

50.54	13.70		3,267,439	0.93		0.88		1.26		30.19
45.27	(13.81)		3,008,001	0.92		0.88		1.11		32.36
54.03	31.12		3,768,904	0.90		0.90		1.20		37.22
48.31	27.42		2,238,344	0.94		0.94		0.75		52.77
38.18	33.29		2,737,805	0.97		0.95		0.73		57.29

50.64	13.94		1,652,941	0.72		0.65		1.49		30.19
45.36	(13.61)		1,518,273	0.72		0.65		1.35		32.36
54.10	31.37		1,654,506	0.71		0.71		1.39		37.22
48.36	27.72		1,025,590	0.73		0.71		0.96		52.77
38.19	33.57		1,104,181	0.71		0.71		0.97		57.29

37.25	12.67		1,477,106	0.98		0.96		0.28		42.45
33.88	(21.56)		1,974,198	0.97		0.96		0.09		47.52
45.20	16.39		3,155,696	0.96		0.96		(0.08)		34.76
40.78	14.88		2,749,355	0.98		0.98		0.34		41.00
35.63	28.75		2,381,822	1.01		0.99		0.48		28.27

Annual Report • 2023

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Fund - Institutional Shares
2023	$34.02	$0.17	$4.16	$4.33	$(0.21)	$(0.72)	$(0.93)
2022	45.39	0.11	(9.83)	(9.72)	(0.08)	(1.57)	(1.65)
2021	40.87	0.05	6.69	6.74	(0.03)	(2.19)	(2.22)
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
Parnassus Mid Cap Growth Fund - Investor Shares
2023	42.28	(0.15)	15.03	14.88	-	(1.59)	(1.59)
2022	64.36	(0.17)	(21.39)	(21.56)	-	(0.52)	(0.52)
2021	61.44	(0.34)	6.16	5.82	(0.94)	(1.96)	(2.90)
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
Parnassus Mid Cap Growth Fund - Institutional Shares
2023	42.42	(0.09)	15.09	15.00	-	(1.59)	(1.59)
2022	64.50	(0.11)	(21.45)	(21.56)	-	(0.52)	(0.52)
2021	61.49	(0.26)	6.17	5.91	(0.94)	(1.96)	(2.90)
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
Parnassus Fixed Income Fund - Investor Shares
2023	14.40	0.47	0.47	0.94	(0.46)	-	(0.46)
2022	17.22	0.37	(2.82)	(2.45)	(0.37)	-	(0.37)
2021	18.01	0.29	(0.66)	(0.37)	(0.29)	(0.13)	(0.42)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
Parnassus Fixed Income Fund - Institutional Shares
2023	14.40	0.50	0.48	0.98	(0.49)	-	(0.49)
2022	17.22	0.40	(2.81)	(2.41)	(0.40)	(0.01)	(0.41)
2021	18.01	0.33	(0.67)	(0.34)	(0.32)	(0.13)	(0.45)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)

Annual Report • 2023

Financial Highlights (continued)

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$37.42	12.92	$3,921,694	0.76	0.75	0.49	42.45
34.02	(21.41)	4,103,007	0.76	0.75	0.30	47.52
45.39	16.63	5,518,086	0.75	0.75	0.13	34.76
40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27

55.57	35.60	645,243	0.81	0.80	(0.30)	47.49
42.28	(33.52)	514,193	0.80	0.80	(0.36)	58.11
64.36	9.37	880,724	0.80	0.80	(0.52)	28.73
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61

55.83	35.77	183,037	0.71	0.68	(0.18)	47.49
42.42	(33.45)	144,292	0.70	0.68	(0.24)	58.11
64.50	9.50	237,137	0.68	0.68	(0.40)	28.73
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61

14.88	6.71	118,945	0.81	0.58	3.24	48.72
14.40	(14.29)	132,391	0.82	0.68	2.42	58.67
17.22	(2.09)	230,471	0.76	0.68	1.64	31.29
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98

14.89	6.95	161,471	0.61	0.39	3.44	48.72
14.40	(14.10)	146,034	0.59	0.45	2.66	58.67
17.22	(1.90)	233,649	0.56	0.45	1.88	31.29
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.82% for the Parnassus Core Equity Fund - Investor Shares, 0.84% for the Parnassus Growth Equity Fund - Investor Shares, 0.88% for the Parnassus Value Equity Fund – Investor Shares, 0.96% for the Parnassus Mid Cap Fund – Investor Shares, 0.80% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.58% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.61% for the Parnassus Core Equity Fund - Institutional Shares, 0.63% for the Parnassus Growth Equity Fund - Institutional Shares, 0.65% for the Parnassus Value Equity Fund – Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.39% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Growth Equity Fund commenced operations on December 28, 2022, and the period shown is from December 28, 2022 through December 31, 2022.

(f) Amount less than $0.01.

(g) Annualized.

(h) Total return is not annualized for periods less than one year.

Annual Report • 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Parnassus Income Funds and Parnassus Funds and Shareholders of Parnassus Core Equity Fund, Parnassus Growth Equity Fund, Parnassus Value Equity Fund, Parnassus Mid Cap Fund, Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Parnassus Core Equity Fund and Parnassus Fixed Income Fund (constituting Parnassus Income Funds) and Parnassus Growth Equity Fund,

Parnassus Value Equity Fund, Parnassus Mid Cap Fund and Parnassus Mid Cap Growth Fund (constituting Parnassus Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights

Parnassus Core Equity Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

Parnassus Growth Equity Fund	For the year ended December 31, 2023	For the year ended December 31, 2023 and the period December 28, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and the period December 28, 2022 (commencement of operations) through December 31, 2022

Parnassus Value Equity Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

Parnassus Mid Cap Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

Parnassus Mid Cap Growth Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

Parnassus Fixed Income Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the three years in the period ended December 31, 2023

The financial statements of Parnassus Core Equity Fund, Parnassus Value Equity Fund, Parnassus Mid Cap Fund, Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 28, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Annual Report • 2023

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

January 26, 2024

We have served as the auditor of one or more investment companies in Parnassus Income Funds and Parnassus Funds since 2021.

Annual Report • 2023

Additional Information (unaudited)

Board of Trustees and Officers

	Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler∞	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Amy Johnson	Benjamin E. Allen
Age	69	75	60	65	54	59	57	46
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Lead Independent Trustee and Chairperson	Trustee, Audit Committee Chairperson	Trustee, Nominating & Governance Chairperson	Trustee	Trustee	Trustee	Trustee	President and Chief Executive Officer and Trustee
Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since 2017.	Indefinite.* Since 2021.	Indefinite.* Since 2021.	Indefinite.* Since 2021.	Indefinite.* Since 2022.	Indefinite. As President and Chief Executive Officer Since 2017; as Trustee since 2021 for Parnassus Income Funds and Parnassus Funds
Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation and member of audit committee since 2015. Director of the William and Flora Hewlett Foundation since 2014 and Chair of Audit Committee from 2016 to 2022. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee of FAM Funds since 2012. From 2016 to 2020, served as a member of the Town Council of South Bethany, Delaware, and Chairman of the town’s Budget and Finance Committee. Currently serving as a member of the town’s Budget and Finance Committee.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently an Emeritus Trustee at the American Conservatory Theater.	Professor of Law, University of California at Berkeley School of Law since 1990.	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.

Head of The Ford Foundation’s Mission Investments program, managing the foundation’s portfolio of mission-related investments, program related investments, and grants dedicated to the impact investing field since 2018. Before joining the Ford Foundation in 2018, Mr. Swan was a managing director at Morgan Stanley, where he held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust, and founding

							Managing Director and Global Head of Operations, Columbia Threadneedle Investments, The Global Asset Management Business of Ameriprise Financial, Inc. From 2016 to 2019.	Chief Executive Officer of Parnassus Investments, LLC since 2018. President of Parnassus Investments, LLC since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments, LLC since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012.

Annual Report • 2023

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

	Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler∞	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Amy Johnson	Benjamin E. Allen
CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Managing Member.
Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six	Six	Six	Six	Six
Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	AMG Funds (40 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio); AMG Comvest Senior Lending Fund (1 portfolio); Harding, Loevner Funds, Inc. (13 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); and Third Avenue Variable Trust (1 portfolio) (2002-2019)	None	Varo Money, Inc. (2021-2023)	Federal Home Loan and Bank of Des Moines	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Benjamin E. Allen is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

∞ The governing documents for the Trusts include a mandatory retirement age of 75 for Independent Trustees. Donald J. Boteler reached age 75 during 2023 and retired effective December 31, 2023.

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2023

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§
Name	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	46	51	58	53
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Executive Vice President, Principal Accounting Officer and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite. As Principal Accounting Officer and Treasurer, since 2007. As Executive Vice President, since July 2017	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.
Principal Occupation(s) During Past 5 Years	Chief Financial Officer of Parnassus Investments, LLC since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.	Chief Investment Officer of Parnassus Investments, LLC since 2007; Vice President of Parnassus Investments from 2007 to 2021; Executive Vice President of Parnassus Investments since 2021; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.	Chief Compliance Officer of Parnassus Investments, LLC since 2008.	Deputy Chief Compliance Officer of Parnassus Investments, LLC since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019. Senior Compliance Officer of Parnassus Investments, LLC from 2014 through 2018.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Annual Report • 2023

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2023, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Growth Equity Fund	15.07%	15.07%
Parnassus Value Equity Fund	100.00%	100.00%
Parnassus Mid Cap Fund	100.00%	100.00%
Parnassus Fixed Income Fund	5.03%	5.03%

Tax information unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

	Parnassus Core Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund
Long-term capital gains	$1,595,337,165	$45,894,002	$113,658,633	$23,844,776

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

Liquidity Risk Management Program

Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”) required that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”), which collectively are known as the Parnassus Funds (the “Funds”), approve a liquidity risk management program (the “Liquidity Program”) for the Funds. The purpose of the Liquidity Program is to assess and manage the Funds’ liquidity risk, which is the risk that the Funds would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Funds. The Trustees designated a Liquidity Risk Management Committee as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Trustees in advance of its meeting on March 23, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The report covered the period from March 1, 2021, through February 28, 2022 (the “Review Period). The Trusts’ executive vice president and principal accounting officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program, and considered, among other items, the following:

1.

The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Funds have historically been able to meet requests to redeem Fund shares without significant dilution to the Funds’ remaining shareholders, and the Program Administrator expects the Funds to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.

The Funds hold assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Funds or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

Annual Report • 2023

Additional Information (unaudited) (continued)

3.

The Program Administrator did not make any material changes to the Liquidity Program during the Review Period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Funds.

4.

The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the Review Period.

Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share.

Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

Earnings growth: The change in a company’s reported net income over a period of time.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices. Index performance includes the reinvestment of dividends and capital gains. An index reflects no deductions for fees, expenses, or taxes. An investor cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Bloomberg U.S. Aggregate Bond Index is a broad-based, widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2023 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800) 999-3505^www.parnassus.com

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2023. During the fiscal year ending December 31, 2023 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler∞ Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

∞	The governing documents for the Trusts include a mandatory retirement age of 75 for Independent Trustees. Donald J. Boteler reached age 75 during 2023 and retired effective December 31, 2023.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2022 and 2023 were $71,550 and $297,550 respectively and the Parnassus Income Funds fiscal year ended December 31, 2022 and 2023 were $73,450 and $234,950 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2022 and 2023 were $10,426 and $33,955 respectively and the Parnassus Income Funds fiscal years ended December 31, 2022 and 2023 were $24,074 and $26,365 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2022 and 2023, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2022 and 2023, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2024	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 2, 2024

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 2, 2024

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer